UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number           811-09025
New Covenant Funds
(Exact name of registrant as specified in charter)
200 East Twelfth Street, Jeffersonville, IN 47130

(Address of principal executive offices) (Zip code)
Citi Fund Services, 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)
Registrant’s telephone number, including area code:           614-470-8000
Date of fiscal year end:            June 30, 2007
Date of reporting period:            June 30, 2007

Item 1. Reports to Stockholders.
Annual Report NEW COVENANT GROWTH FUND NEW COVENANT INCOME FUND NEW COVENANT BALANCED GROWTH FUND NEW COVENANT BALANCED INCOME FUND June 30, 2007
Funds with a Mission The earth is the Lord’s and all that is in it. PSALM 24:1

You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker that sells the Funds, or by contacting the Funds at:
New Covenant Funds
3435 Stelzer Road
Columbus, OH 43219
Telephone: 1-800-858-6127
Internet: http://www.newcovenantfunds.com
You can review and get copies of the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:
•	For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009 or calling 1-202-942-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov

•	Free from the Commission’s website at http://www.sec.gov.
·

to our shareholders
NEW COVENANT FUNDS
June 30, 2007
Dear Shareholders:
We are pleased to present this annual report covering the 12-month period from July 1, 2006 to June 30, 2007. The economy generated uneven growth during the fiscal year, while the stock market posted very strong gains and bonds produced moderate returns.
The economic outlook became cloudier during this period. The economy grew at a modest but solid rate during the second half of 2006, as wage growth and a dip in energy prices helped consumers to continue spending despite a major downturn in the housing market. Energy prices picked up again during 2007, however, and the housing slump deepened. Those factors weighed on consumer spending and contributed to a weak quarter between January and March, during which gross domestic product1 expanded at an annualized rate of only 0.6%. The economy appeared to rebound during the subsequent three months, powered by stronger business spending and a strong global economy.
Corporations continued a long-running trend of powerful earnings growth. U.S. companies earlier this decade cut costs, improved efficiency and refinanced or eliminated debt, helping them translate the strong economy of recent years into large profit gains. That trend slowed during this period, however, as the weaker economy and the housing downturn reduced the pace of earnings growth.
The Federal Reserve Board (the “Fed”) maintained a neutral stance on monetary policy throughout this period, opting to leave its target federal funds rate unchanged at 5.25%. Inflation remained just above the Fed’s unofficial “comfort zone” of 2.0% during most of the period, prompting the policy-setting board to call inflation the greatest threat to the health of the economy. Inflation appeared poised to pick up during the second quarter, leading to a jump in long-term interest rates.
Meanwhile, homeowners who during the housing boom had purchased homes with sub-prime mortgages—that is, loans issued to buyers with weak credit—defaulted on their loans in escalating numbers. That development led to concerns that lenders may tighten credit standards considerably, potentially slowing economic growth.
The stock market surged despite the concerns facing the economy. The S&P 500 Index gained 20.57%, among its strongest 12-month returns this decade. Strong corporate earnings growth contributed to those gains, as corporations continually exceeded investors’ expectations.
Mergers and acquisitions, stock buybacks and other corporate activity also played a large role in pushing the market higher. Public companies and private equity funds went on an unprecedented buying spree. Many purchases came at premiums to the acquired companies’ market values, substantially boosting prices of certain common stocks. Meanwhile, many firms used their large cash stakes to repurchase shares of their own stock. That trend, along with the private-equity boom, buoyed the market both by reducing the supply of shares outstanding and by encouraging investor confidence in corporations’ prospects. Late in the period, concerns about higher interest rates and potentially tighter credit led some investors to worry that the pace of acquisitions might slow, causing a drag on the market.
Large stocks outperformed smaller shares. That trend represented a change in market leadership, as smaller stocks had dramatically outperformed their larger cousins during most of this decade. The Russell Top 50® Index, which tracks the performance of the market’s 50 largest stocks, returned 21.45%, while the small-cap Russell 2000® Index gained 16.43%. The market’s largest stocks owed their superior performance in part to the strong global economy and a weakening dollar. Larger companies typically do more business in foreign countries, where powerful economic growth has boosted demand. Meanwhile, the dollar’s decline against foreign currencies made U.S. companies’ offerings more competitive in international markets, and increased the value of profits earned overseas.
Value stocks modestly outperformed growth shares for the 12 months as a whole, but growth assumed market leadership during the second half of the period. The Russell 3000® Value Index, a broad gauge of value-priced stocks, gained 21.33% for the period, compared to 18.84% for the Russell 3000® Growth Index. However, the growth-oriented benchmark gained 8.22% between January and June, compared to 6.01% for the value index.
Growth stocks’ gains in part reflected resurgent returns from technology and telecommunications stocks, which were among the market’s leading sectors. Telecommunications shares benefited from a series of large acquisitions in the industry, while technology stocks got a boost from new product cycles and stronger business fundamentals. Energy and materials stocks also posted strong returns on the back of high commodity prices.
Financials stocks were among the market’s worst performers, as they suffered from concerns related to the sub-prime mortgage crisis and the decreasing likelihood of a Fed rate cut. High energy prices, the housing slump and rising interest rates weighed on consumer-related shares, while health care stocks were hurt by competition from generic drugs.
The bond market began the period with short-term securities offering higher yields than long-term securities—an unusual condition known as an inverted yield curve. The curve flattened during the 12 months under review, as bond investors abandoned hopes for a near-term interest rate cut and became more concerned about the potential for higher inflation. Corporate securities generally outperformed government bonds, although corporate issues lost ground late in the period.
The New Covenant Growth Fund
The New Covenant Growth Fund gained 19.68% during the 12-month period ended June 30, 2007. That compared to a 20.57% return for the Fund’s benchmark, the S&P 500 Index2.
This Fund takes a core-satellite approach to diversification3. It invests the majority of its assets in a core portfolio and adds satellite portfolios of value, growth and international stocks. The Fund also spreads its assets among small-, mid- and large-cap shares in order to gain exposure to the broad equity market.*
The Fund’s diversification weighed on returns relative to the benchmark for the period as a whole, although it slightly outperformed the index during the second half of the fiscal year. The Fund’s allocation to growth stocks and small shares in particular reduced its relative performance. Stock selection by managers of some of the Fund’s underlying portfolios also detracted from returns against the benchmark. The Fund’s allocations to international stocks and value shares boosted relative returns.*
The New Covenant Income Fund
The New Covenant Income Fund returned 5.69% during the 12-month period ended June 30, 2007. That compared to a 6.12% return for its benchmark, the Lehman Brothers U.S. Aggregate Bond Index2.

to our shareholders
NEW COVENANT FUNDS
June 30, 2007
The Fund held a higher-quality portfolio than the one represented in the benchmark. That strategy dragged on relative performance, as lower-quality securities outperformed higher-rated bonds throughout most of the period. Security selection within the corporate bond sector also weighed on performance against the benchmark during the first half of the period.*
The New Covenant Balanced Growth Fund
The New Covenant Balanced Growth Fund gained 14.11% during the 12-month period ended June 30, 2007. That compared to a 14.66% return for its benchmark, a composite index comprised of a 60.0% weighting in the S&P 500 Index and a 40.0% weighting in the Lehman Brothers U.S. Aggregate Bond Index.
We held a modestly overweight position in stocks throughout the period. That strategy boosted the Fund’s returns against its benchmark, as stocks outperformed bonds by a wide margin. The Fund’s stock and bond allocations lagged their respective benchmarks slightly, however, and weighed on relative returns. As of June 30, 2007, the Fund held 64.0% of its assets in the Growth Fund and 36.0% in the Income Fund.*
The New Covenant Balanced Income Fund
The New Covenant Balanced Income Fund gained 10.65% during the 12-month period ended June 30, 2007. That compared to an 11.05% return for its benchmark, a composite index with a 35.0% allocation to the S&P 500 Index and a 65.0% allocation to the Lehman Brothers U.S. Aggregate Bond Index.
The Balanced Income Fund, like the Balanced Growth Fund, held a slightly overweight allocation to stocks during the period. That larger equity position buoyed the Fund’s relative performance. The Fund’s stock and bond portfolios underperformed their respective benchmarks, however, offsetting the positive contribution of the Fund’s asset allocation. As of June 30, 2007, the Fund held 39.0% of its assets in the Growth Fund, with 61.0% of assets in the Income Fund.*
Thank you for choosing the New Covenant Funds. We look forward to helping you achieve your most cherished financial objectives. If you have questions or would like to receive a prospectus, please call us at 877-835-4531.

George W. Rue III
Senior Vice President and Chief Investment Officer
NCF Investment Department of New Covenant Trust Company, N.A.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 877-835-4531 or visit our website at www.NewCovenantFunds.com.

*	Portfolio composition is subject to change.

1	The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

2	The Standard & Poor’s 500 (“S&P 500”) Index of stocks is a capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the fees or expenses associated with a mutual fund. It is not possible to invest directly in any index.

3	Diversification does not guarantee a profit nor protect against a loss.
Portfolio Allocation (unaudited) (subject to change)
GROWTH FuND:

Percentage of
Security Allocation	Market Value

Financials	19.3%
Information Technology	18.2%
Health Care	16.1%
Consumer Discretionary	13.0%
Industrials	12.7%
Energy	8.7%
Consumer Staples	5.5%
Telecommunication Services	2.5%
Materials	2.4%
Utilities	1.6%

Total	100.0%
BALANCED GROWTH FUND:

Percentage of
Security Allocation	Market Value

New Covenant Growth Fund	62.9%
New Covenant Income Fund	35.5%
Cash Equivalents	1.6%

Total	100.0%
INCOME FUND:

Percentage of
Security Allocation	Market Value

Government Agency/MBS	47.0%
Non-Government Agency/MBS	24.0%
Corporates	16.0%
Treasuries	7.0%
Asset Backed	5.0%
Cash	1.0%

Total	100.0%
BALANCED INCOME FUND:

Percentage of
Security Allocation	Market Value

New Covenant Income Fund	59.7%
New Covenant Growth Fund	38.7%
Cash Equivalents	1.6%

Total	100.0%

to our shareholders
Hypothetical Illustration of a $10,000 Investment
As of June 30, 2007
New Covenant Growth Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Growth Fund[2]	19.68%	12.29%	10.66%	5.01%
S&P 500 Index	20.57%	11.67%	10.70%	7.13%
Gross Expense Ratio: 1.34%
Net Expense Ratio: 1.07%
The Gross Expense Ratio is based on the most recent prospectus. The Fund’s advisor has contractually agreed to limit the fees for the period from July 1, 2006 through June 30, 2007. The Net Expense Ratio is based upon the Gross Expense less the fees waived by the advisor. Had this waiver not been in effect, the performance would have been lower.
The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. The index is unmanaged and does not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.
As of June 30, 2007
New Covenant Income Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Income Fund[2]	5.69%	3.55%	4.01%	5.25%
Lehman Brothers U.S. Aggregate Bond Index	6.12%	3.98%	4.48%	6.02%
Gross Expense Ratio: 1.10%
Net Expense Ratio: 0.84%
The Gross Expense Ratio is based on the most recent prospectus. The Fund’s advisor has contractually agreed to limit the fees for the period from July 1, 2006 through June 30, 2007. The Net Expense Ratio is based upon the Gross Expense less the fees waived by the advisor. Had this waiver not been in effect, the performance would have been lower.
The Lehman Brothers U. S. Aggregate Bond Index is representative of intermediate and long-term government and investment grade corporate debt securities. The index is unmanaged and does not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. To obtain performance information current to the most recent month end, please call 877-835-4531 or visit our website at www.NewCovenantFunds.com.
The above growth charts illustrate a hypothetical investment in the Fund versus the appropriate index and represent the reinvestment of dividends and capital gains. The performance for the Fund does not reflect any sales charge or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

[1]	Returns shown assume reinvestment of all dividends and distributions.

[2]	The performance information for all of the New Covenant Funds reflects performance prior to the July 1, 1999 inception date of the Funds. It represents performance records of the private pools previously managed by the Presbyterian Church (U.S.A.) Foundation, the predecessor entity to the Advisor. These private pools had investment objectives and policies in all material respects equivalent to those of the Funds. They were not subject to the requirements of the Investment Company Act of 1940 or the Internal Revenue Code of 1986, which may adversely affect performance results. The performance has been restated to reflect the total expenses of the Funds.

to our shareholders
Hypothetical Illustration of a $10,000 Investment
As of June 30, 2007
New Covenant Balanced Growth Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Balanced Growth Fund[2]	14.11%	8.85%	8.28%	5.50%
Blended S&P 500 Index/Lehman Brothers U.S Aggregate Bond Index	14.66%	8.62%	8.39%	7.01%
Gross Expense Ratio: 0.38%
Net Expense Ratio: 0.12%
The Gross Expense Ratio is based on the most recent prospectus. The Fund’s advisor has contractually agreed to limit the fees for the period from July 1, 2006 through June 30, 2007. The Net Expense Ratio is based upon the Gross Expense less the fees waived by the advisor. Had this waiver not been in effect, the performance would have been lower. The fund expense, inclusive of your pro rata share of fees and expenses incurred by the Growth Fund and Income Fund in which the Balanced Growth Fund invests, is expected to be 1.10% and prior to any expense waivers and reimbursements 1.63%.
The Blended S&P 500 Index/Lehman Brothers U.S. Aggregate Bond Index is a composite index composed of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. The Lehman Brothers U.S. Aggregate Bond Index is representative of intermediate and long-term government and investment grade corporate debt securities. These indices are unmanaged and do not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.
As of June 30, 2007
New Covenant Balanced Income Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Balanced Income Fund[2]	10.65%	6.70%	6.63%	5.44%
Blended S&P 500 Index/ Lehman Brothers U.S. Aggregate Bond Index	11.05%	6.69%	6.82%	6.71%
Gross Expense Ratio: 0.41%
Net Expense Ratio: 0.15%
The Gross Expense Ratio is based on the most recent prospectus. The Fund’s advisor has contractually agreed to limit the fees for the period from July 1, 2006 through June 30, 2007. The Net Expense Ratio is based upon the Gross Expense less the fees waived by the advisor. Had this waiver not been in effect, the performance would have been lower. The fund expense, inclusive of your pro rata share of fees and expenses incurred by the Growth Fund and Income Fund in which the Balanced Income Fund invests, is expected to be 1.08% and prior to any expense waivers and reimbursements 1.60%.
The Blended S&P 500 Index/Lehman Brothers U.S. Aggregate Bond Index is a composite index composed of 35% S&P 500 Index and 65% Lehman Brothers U.S. Aggregate Bond Index. The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. The Lehman Brothers U.S. Aggregate Bond Index is representative of intermediate and long-term government and investment grade corporate debt securities. These indices are unmanaged and do not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. To obtain performance information current to the most recent month end, please call 877-835-4531 or visit our website at www.NewCovenantFunds.com.
The growth charts above illustrate a hypothetical investment in the Fund and represent the reinvestment of dividends and capital gains. It does not reflect any sales charge or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

[1]	Returns shown assume reinvestment of all dividends and distributions.

[2]	The performance information for all of the New Covenant Funds reflects performance prior to the July 1, 1999 inception date of the Funds. It represents performance records of the private pools previously managed by the Presbyterian Church (U.S.A.) Foundation, the predecessor entity to the Advisor. These private pools had investment objectives and policies in all material respects equivalent to those of the Funds. They were not subject to the requirements of the Investment Company Act of 1940 or the Internal Revenue Code of 1986, which may adversely affect performance results. The performance has been restated to reflect the total expenses of the Funds.

portfolio of investments
NEW COVENANT GROWTH FUND
June 30, 2007

		Value
Shares		(Note 2)

COMMON STOCKS (97.7%)
	Advertising (0.6%)
318,900	Interpublic Group of Cos., Inc.(a) (L)	$3,635,460
6,600	Live Nation, Inc.(a) (L)	147,708
45,400	Omnicom Group, Inc.	2,402,568
7,663	PagesJaunes SA	161,120

		6,346,856

	Aerospace/Defense (0.1%)
3,000	Armor Holdings, Inc.(a)	260,610
29,700	Empresa Brasileira de Aeronautica SA(b)	359,486
12,700	Empresa Brasileira de Aeronautica SA — ADR (L)	612,267

		1,232,363

	Automotive (1.3%)
5,500	Bayerische Motoren Werke AG	353,981
13,600	BorgWarner, Inc.	1,170,144
14,600	DaimlerChrysler AG	1,345,609
60,300	Goodyear Tire & Rubber Co.(a)	2,096,028
89,300	Honda Motor Co. Ltd. (L)	3,240,697
19,000	NGK Spark Plug Co.	330,053
62,100	Nissan Motors	664,351
14,550	Noble International, Ltd. (L)	297,402
31,400	Suzuki Motor Corp.	890,023
13,280	Tenneco Automotive, Inc.(a) (L)	465,331
81,400	TRW Automotive Holdings Corp.(a)	2,997,962

		13,851,581

	Banks (5.9%)
27,381	ABN AMRO Holdings NV	1,259,011
52,700	ABSA Group, Ltd.	983,404
73,798	Akbank Turk Anonim Sirketi	412,814
73,543	Banca Intesa Spa	549,199
56,000	Banco Bilbao Vizcaya	1,376,330
39,500	Banco Santander Central Hispano SA	730,237
36,000	Bank Hapoalim Ltd	175,591
32,700	Bank Muscat Saog-GDR	466,063
377,091	Bank of America Corp.	18,435,979
101,400	Bank of East Asia Ltd.	570,712
8,500	Bankunited Financial Corp. (L)	170,595
6,600	Banque Nationale de Paris	787,522
16,500	Barclays Plc	230,380
104,000	BOC Hong Kong (Holdings) Ltd.	247,708
3,500	Canadian Imperial Bank of Commerce	315,905
450,000	China Construction Bank	309,686
12,200	City Holding Co. (L)	467,626
45,400	Comerica, Inc.	2,699,938
6,409	Commerzbank AG	305,079
6,350	Credit Suisse Group	452,683
24,000	Dbs Group Holdings Ltd.	357,858
22,800	Depfa Bank Plc	401,183
8,200	Deutsche Bank AG	1,187,058
8,800	East West Bancorp, Inc.	342,144
8,200	Farmers Capital Bank Corp.	237,226
2,720	First Citizens Bancshares, Inc., Class A	528,768
5,600	First Community Bancorp (L)	320,376
4,000	First Regional Bancorp(a) (L)	101,760
10,400	Fortis	442,813
7,800	Frontier Financial Corp. (L)	175,734
4,600	Home Bancshares, Inc. (L)	103,730
35,108	HSBC Holdings Plc	644,436
11,440	International Bancshares Corp. (L)	293,093
48,056	JPMorgan Chase & Co.	2,328,313
2,600	Kazkommertsbank(a)	57,200
21,362	Kookmin Bank — ADR	1,873,875
22,300	Lloyds TSB Group Plc	248,732
6,432	Macquarie Bank Ltd.	463,727
66	Mitsubishi Tokyo Financial Group, Inc.	726,919
149	Mizuho Financial Group, Inc.	1,029,292
841,500	PT Bank Mandiri	291,217
1,900	Raiffeisen International Bank Holding AG	301,991
92,800	Royal Bank of Scotland Group Plc	1,178,430
3,570	SCBT Financial Corp. (L)	129,948
1,400	Signature Bank(a)	47,740
3,780	Societe Generale	702,025
29,300	Standard Bank	408,712
10,300	Standard Chartered Plc	336,804
178	Sumitomo Mitsui Financial Group	1,657,758
227,800	U.S. Bancorp	7,506,010
7,700	UMB Financial Corp. (L)	283,899
37,000	United Overseas Bank Ltd.	532,339
43,100	Wachovia Corp.	2,208,875
70,400	Wells Fargo & Co.	2,475,968
5,700	West Coast Bancorp (L)	173,223
1,000	Wintrust Financial Corp. (L)	43,850

		61,089,488

	Chemicals (0.9%)
3,600	Akzo Nobel NV	310,938
6,900	CF Industries Holdings, Inc. (L)	413,241
3,500	Chemed Corporation (L)	232,015
17,700	Cytec Industries, Inc. (L)	1,128,729
6,200	Innospec, Inc. (L)	367,102
93,300	Lyondell Chemical Co.	3,463,296
3,400	Metabolix, Inc.(a)	85,102
5,800	Methanex Corp.	144,196
7,500	Pioneer Cos., Inc.(a) (L)	257,775
26,400	Potash Corp. of Saskatchewan, Inc.	2,067,317
392,000	Sinochem Hong Kong Holdings Ltd.(a)	277,292
13,300	US BioEnergy Corp.(a) (L)	151,088
4,900	W.R. Grace & Co.(a) (L)	120,001

		9,018,092

	Commercial Services (3.2%)
15,369	Aaron Rents, Inc. (L)	448,775
156,600	Accenture Ltd., Class A	6,716,574
4,700	AMN Healthcare Services, Inc.(a) (L)	103,400
57,000	Apollo Group, Inc., Class A (a)	3,330,510
19,900	Avis Budget Group Inc.(a)	565,757
39,001	Brambles Ltd.(a)	402,921
24,900	Cit Group, Inc.	1,365,267
10,300	Clayton Holding, Inc.(a)	117,317
16,590	CSG Systems International, Inc.(a) (L)	439,801
3,900	Dollar Financial Corp.(a) (L)	111,150
6,011	Equifax, Inc.	267,009
5,800	Heidrick & Struggles International, Inc.(a) (L)	297,192
16,300	Hertz Global Holdings, Inc.(a)	433,091
54,200	IAC/InterActiveCorp(a)	1,875,862
6,600	ICF International, Inc.(a)	132,792
8,600	Jackson Hewitt Tax Service, Inc. (L)	241,746
21,400	Manpower, Inc.	1,973,936
5,500	McGrath Rentcorp (L)	185,295
83,100	Move, Inc.(a)	372,288
5,000	New Oriental Education & Technology Group — ADR(a)	268,600
87,700	Rentokil Initial PLC	282,375
24,800	Robert Half International, Inc.	905,200
4,300	Steiner Leisure Ltd.(a)	211,216
2,100	Strayer Education, Inc.	276,591
4,900	Vertrue, Inc.(a) (L)	239,022
7,200	Watson Wyatt & Co. Holdings	363,456
203,128	Western Union Co.	4,231,156
380,000	Xerox Corp.(a)	7,022,400

		33,180,699

	Computer Services and Software (7.1%)
7,200	Activision, Inc.(a)	134,424
38,000	Actuate Corp.(a) (L)	258,020
9,400	Advent Software, Inc.(a) (L)	305,970
32,900	Affiliated Computer Services Inc., Class A(a)(L)	1,866,088
4,040	ANSYS, Inc.(a) (L)	107,060
60,500	Apple Computer, Inc.(a)	7,383,420
44,100	Autodesk, Inc.(a)	2,076,228
45,900	Automatic Data Processing, Inc.	2,224,773
34,700	Avocent Corp.(a) (L)	1,006,647
See accompanying notes to financial statements.

portfolio of investments (continued)
NEW COVENANT GROWTH FUND June 30, 2007

		Value
Shares		(Note 2)

COMMON STOCKS (cont.)
	Computer Services and Software (cont.)
5,800	Belden CDT, Inc. (L)	$321,030
30,200	Brocade Communications Systems, Inc.(a)	236,164
73,000	Cisco Systems, Inc.(a)	2,033,050
10,600	Commvault Systems, Inc.(a) (L)	183,062
6,600	Comsys IT Partners, Inc.(a) (L)	150,546
5,400	Covansys Corp.(a) (L)	183,222
5,400	Dassault Systemes SA	340,982
149,200	Dell, Inc.(a)	4,259,660
14,920	DST Systems, Inc.(a)	1,181,813
1,200	FactSet Research Systems, Inc.	82,020
275,100	Hewlett Packard Co.	12,274,962
865	High Tech Computer Corp.(a)	61,797
2,835	High Tech Computer Corp. — GDR	202,537
19,800	Immersion Corp.(a) (L)	296,604
19,400	Infosys Technologies Ltd. (L)	977,372
100,300	International Business Machines Corp.	10,556,575
56,300	Intuit, Inc.(a)	1,693,504
20,400	Jack Henry & Associates, Inc. (L)	525,300
23,790	Komag, Inc.(a) (L)	758,663
4,769	L-1 Identity Solutions, Inc.(a) (L)	97,526
782,000	Lenovo Group Ltd.	461,142
10,600	Manhattan Associates, Inc.(a) (L)	295,846
6,600	Mantech International Corp., Class A(a)	203,478
174,200	Microsoft Corp.	5,133,674
3,870	Microstrategy, Inc.(a) (L)	365,676
391,300	Oracle Corp.(a)	7,712,523
14,260	Parametric Technology Corp.(a) (L)	308,159
11,800	Photronics, Inc.(a) (L)	175,584
5,900	Progress Software Corp.(a) (L)	187,561
8,000	Quest Software, Inc.(a)	129,520
17,100	Radyne Corp.(a) (L)	182,457
89,300	Red Hats, Inc.(a)	1,989,604
3,500	Riverbed Technology, Inc.(a)	153,370
9,200	SAP AG	470,361
9,070	Sybase, Inc.(a)	216,682
8,200	Syntel, Inc. (L)	249,198
28,500	THQ, Inc.(a)	869,820
12,000	Trend Micro, Inc.	386,783
126,900	Unisys Corp.(a)	1,159,866
13,430	United Online, Inc. (L)	221,461
86,300	Wind River Systems, Inc.(a)	949,300

		73,601,084

	Construction and Building Materials (1.3%)
16,000	AGCO Corp.(a) (L)	694,560
5,100	American Woodmark Corp. (L)	176,460
42,800	Aveng Limited	303,372
1,300	Beazer Homes USA, Inc. (L)	32,071
31,030	Bouygues SA	2,605,947
9,376	Cemex SAB de CV — ADR	345,975
3,600	Ceradyne, Inc.(a) (L)	266,256
18,581	CRH Plc	918,612
2,900	Grupo Ferrovial SA	286,076
20,100	Gujarat Ambuja Cement Ltd. — ADR	61,506
70,600	Gujarat Ambuja Cement-Sp GDR (b)	215,817
9,641	Holcim Ltd.	1,044,907
37,600	Jacobs Engineering Group, Inc.(a)	2,162,376
3,400	Lafarge SA	621,671
5,700	Orascom Construction Industries — GDR	745,961
1,062	Orascom Construction Industries — GDR (b)	138,984
6,900	Quanex Corp. (L)	336,030
34,700	Stanley Works	2,106,290

		13,062,871

	Consumer Products (3.6%)
52,000	Abercrombie & Fitch Co., Class A	3,794,960
60,309	Amcor Ltd.	382,120
7,200	Blyth, Inc.	191,376
41,000	Cintas Corp.	1,616,630
93,100	Coach, Inc.(a)	4,412,009
37,800	Crocs, Inc.(a) (L)	1,626,534
3,700	Deckers Outdoor Corp.(a) (L)	373,330
19,100	Energizer Holdings, Inc.(a)	1,902,360
5,900	Herman Miller, Inc.	186,440
77,200	Kimberly-Clark Corp.	5,163,908
22,600	Knoll, Inc.	506,240
6,900	L’OREAL SA	818,101
74,000	Li & Fung Ltd.	266,463
8,600	Mannatech, Inc. (L)	136,654
72,000	Mattel, Inc.	1,820,880
64,900	Newell Rubbermaid, Inc.	1,910,007
80,560	NIKE, Inc., Class B	4,695,842
2,600	Nintendo Co.	949,628
800	Phillips-Van Heusen Corp.	48,456
60,922	Procter & Gamble Co.	3,727,817
17,000	Skechers U.S.A., Inc., Class A(a)	496,400
34,400	Spectrum Brands, Inc.(a) (L)	232,888
12,900	Stride Rite Corp. (L)	261,354
63,800	Tempur-Pedic International, Inc. (L)	1,652,420
37,000	Toto Ltd.	319,720

		37,492,537

	Diversified Operations (2.4%)
7,100	Acuity Brands, Inc. (L)	427,988
80,000	Capitaland Ltd.	423,779
52,100	Dover Corp.	2,664,915
410,500	General Electric Co.	15,713,940
4,080	Harsco Corp.	212,160
32,700	Martha Stewart Living Omnimedia, Inc., Class A (L)	562,440
2,500	Mccormick & Co., Inc.	95,450
42,700	Mitsubishi Corp.	1,116,950
12,000	Mitsui & Co., Ltd.	238,581
4,400	Rofin-Sinar Technologies, Inc.(a) (L)	303,600
9,500	Shin-Etsu Chemical Co., Ltd.	677,802
71,000	Sumitomo Corp.	1,293,732
73,000	Swire Pacific Ltd., Class A	811,464

		24,542,801

	Electronics (5.5%)
13,600	Advanced Energy Industries, Inc.(a) (L)	308,176
10,000	Amis Holdings, Inc.(a) (L)	125,200
62,400	Arm Holdings Plc	183,390
13,939	AU Optronics Corp. — ADR (L)	239,751
269,500	Duke Energy Corp.	4,931,850
8,500	Eagle Test Systems, Inc.(a) (L)	136,510
35,800	Edison International	2,009,096
232,100	EMC Corp.(a)	4,201,010
29,400	Emerson Electric Co.	1,375,920
21,900	Emulex Corp.(a) (L)	478,296
8,500	Fanuc Co., Ltd.	875,607
555,800	Flextronics International Ltd.(a)	6,002,640
34,600	FPL Group, Inc.	1,963,204
5,000	Fuji Photo Film Co., Ltd.	223,113
5,500	Hirose Electric Co., Ltd.	722,465
38,822	Hon Hai Precision Industry Co., Ltd.	670,933
40,000	Hon Hai Precision Industry Co., — GDR	716,000
13,000	Hutchinson Technology, Inc.(a) (L)	244,530
8,780	Hynix Semiconductor, Inc.(a)	317,000
6,200	II-Vi Inc(a) (L)	168,454
7,900	Intersil Corp., Class A	248,534
44,100	Kla-Tencor Corp.	2,423,295
23,400	L-3 Communications Holdings, Inc.	2,278,926
101,200	Lam Research Corp.(a)	5,201,680
124,600	Lattice Semiconductor Corp.(a)	712,712
24,300	MEMC Electronic Materials, Inc.(a)	1,485,216
7,300	Mentor Graphics Corp.(a) (L)	96,141
4,000	MKS Instruments, Inc.(a) (L)	110,800
22,500	Nippon Electric Glass Co., Ltd.	396,319
44	Nippon Telegraph & Telephone Corp.	194,914
25,800	Nvidia Corp.(a)	1,065,798
126,500	ON Semiconductor Corp.(a) (L)	1,356,080
See accompanying notes to financial statements.

portfolio of investments (continued )
NEW COVENANT GROWTH FUND
June 30, 2007

		Value
Shares		(Note 2)

COMMON STOCKS (cont.)
	Electronics (cont.)
9,900	QLogic Corp.(a)	$164,835
3,700	Rohm Co., Ltd.	328,110
831	Samsung Electronics Co., Ltd.	509,198
2,634	Samsung Electronics Co., Ltd. — GDR	815,223
18,800	Sony Corp.	963,751
20,200	Spansion, Inc.(a) (L)	224,220
6,700	Synopsis, Inc.(a)	177,081
141,721	Taiwan Semiconductor — ADR	1,577,356
7,300	Technitrol, Inc.	209,291
79,800	Texas Instruments, Inc.	3,002,874
4,000	Tokyo Electron, Ltd.	294,137
101,000	Toshiba Corp.	879,292
21,800	TTM Technologies, Inc.(a) (L)	283,400
12,500	Ushio, Inc.	276,867
128,850	Varian Semiconductor Equipment Associates, Inc.(a) (L)	5,161,731
2,600	Yamada Denki Co., Ltd.	271,202

		56,602,128

	Energy (2.7%)
205,500	AES Corp.(a)	4,496,340
25,300	American Electric Power Co., Inc.	1,139,512
511,500	China Shenhua Energy Co. Ltd.	1,786,220
18,900,000	Companhia Energetica de Sao Paulo(a)	345,011
247,200	El Paso Corp.	4,259,256
33,700	Entergy Corp.	3,617,695
39,474	Exelon Corp.	2,865,812
7,200	FirstEnergy Corp.	466,056
8,800	NorthWestern Corp. (L)	279,928
55,100	PG&E Corp.	2,496,030
7,000	PNM Resources, Inc. (L)	194,530
17,800	Scottish & Southern Energy Plc	517,417
5,900	Suncor Energy, Inc.	532,359
2,800	SunPower Corp., Class A(a) (L)	176,540
14,400	Tokyo Electric Power Co.	461,808
44,000	Tokyo Gas Ltd.	208,098
14,230	Westar Energy, Inc. (L)	345,504
156,400	Xcel Energy, Inc. (L)	3,201,508

		27,389,624

	Entertainment (1.1%)
3,900	Ambassadors Group, Inc. (L)	138,567
6,200	Carnival Plc	296,642
4,200	Cinemark Holdings, Inc.(a) (L)	75,138
8,100	Marvel Entertainment, Inc.(a) (L)	206,388
11,300	Netflix.Com Inc.(a)	219,107
7,768	Town Sports International Holdings, Inc.(a) (L)	150,078
300,600	Walt Disney Co.	10,262,484

		11,348,404

	Financial Services (8.0%)
18,165	Advanta, Class B (L)	565,658
4,700	Affiliated Managers Group, Inc.(a)	605,172
35,000	Blackstone Group LP(a)	1,024,450
1,500	Capital Southwest Corp. (L)	233,685
110,346	CapitalSource, Inc. (L)	2,713,408
348,676	Citigroup, Inc.	17,883,592
151,600	Commerce Assets Holdings	514,122
93,098	Countrywide Credit Industries, Inc.	3,384,112
5,700	Crystal River Capital, Inc. (L)	138,396
7,360	Daewoo Securities Co., Ltd.	227,087
69,500	E*TRADE Financial Corp.(a)	1,535,255
1,100	Eaton Vance Corp.	48,598
10,200	Federated Investors, Inc.	390,966
5,300	First Marblehead Corp. (L)	204,792
4,700	FirstFed Financial Corp.(a) (L)	266,631
26,500	Fortress Investment Group LLC (L)	631,230
19,500	Franklin Resources, Inc.	2,583,165
45,000	Fubon Financial Holding Co., Ltd. — GDR(b)	410,760
3,400	Global Payments, Inc.	134,810
35,660	Goldman Sachs Group, Inc.	7,729,305
6,700	Greenhill & Co., Inc. (L)	460,357
11,800	Groupe Danone	956,404
23,700	Grupo Financiero Inbursa, S.A. De C.V.	57,329
26,300	HBOS Plc	519,954
1,600	Huron Consulting Group, Inc.(a) (L)	116,816
46,079	ING Groep NV	2,040,364
98,300	Invesco PLC	2,541,055
1,700	Janus Capital Group, Inc.	47,328
13,500	Jefferies Group, Inc.	364,230
19,900	Legg Mason, Inc.	1,957,762
81,600	Lehman Brothers Holdings, Inc.	6,080,832
27,300	MBIA, Inc. (L)	1,698,606
82,800	Merrill Lynch & Co.	6,920,424
33,600	Morgan Stanley Dean Witter & Co.	2,818,368
1,500	Morningstar, Inc.(a) (L)	70,538
26,100	Nasdaq Stock Market Inc.(a) (L)	775,431
5,400	National Financial Partners Corp. (L)	250,074
12,000	Nomura Holdings	233,236
6,470	ORIX Corp.	1,700,287
52,700	Paychex, Inc.	2,061,624
47,000	PNC Financial Services Group	3,364,260
51,400	Prudential Financial, Inc.	4,997,622
710	Reliance Capital Ventures Ltd.(a)(b)(d)	19,088
2,780	Shinhan Financial Group Co., Ltd.	169,141
15,800	SWS Group, Inc. (L)	341,596
14,200	Thomas Weisel Partners Group, Inc.(a) (L)	236,430
10,560	UBS AG	634,307
2,100	World Acceptance Corp.(a) (L)	89,733

		82,748,390

	Food and Beverages (2.8%)
5,100	Carrefour SA	359,091
1,500	Coca-Cola Bottling Co. Consolidated (L)	75,450
13,300	Coca-Cola Co.	695,723
6,600	Imperial Sugar Co. (L)	203,214
5,337	Koninklijke Numico NV	277,689
57,900	Kroger Co.	1,628,727
230	Lindt & Spruengli AG	624,884
2,900	Metro AG	239,669
3,100	Nash Finch Co. (L)	153,450
2,376	Nestle SA	903,629
127,500	PepsiCo, Inc.	8,268,375
142,400	Safeway, Inc.	4,845,872
68,500	Supervalu, Inc.	3,172,920
52,300	Sysco Corp.	1,725,377
62,300	Tyson Foods, Inc., Class A	1,435,392
3,800	Unilever NV	118,333
115,600	Unilever NV — ADR	3,585,912
7,950	Unilever Plc	257,568
17,579	Woolworths Ltd.	402,583

		28,973,858

	Forest Products & Paper (0.2%)
27,800	Abitibi-Consolidated, Inc.	81,296
32,784	Norske Skogsindustrier Asa	473,086
9,000	Sappi Ltd.	164,419
7,200	Sappi Ltd. — ADR	132,120
13,500	Stora Enso Oyj, R Shares	254,861
15,100	UPM-Kymmene Oyj	373,157

		1,478,939

	Healthcare-Services (3.8%)
226,000	Bristol-Myers Squibb Co.	7,132,560
4,500	Corvel Corp.(a)	117,630
48,750	Coventry Health Care, Inc.(a)	2,810,437
53,800	Express Scripts, Inc., Class A(a)	2,690,538
4,000	LHC Group, Inc.(a) (L)	104,800
14,700	LifePoint Hospitals, Inc.(a) (L)	568,596
4,600	Lincare Holdings, Inc.(a)	183,310
3,900	Magellan Healthcare-Services, Inc.(a) (L)	181,233
91,100	McKesson Corp.	5,433,204
6,200	Nighthawk Radiology Holdings, Inc.(a) (L)	111,910
45,800	Quest Diagnostics, Inc.	2,365,570
See accompanying notes to financial statements.

portfolio of investments (continued)
NEW COVENANT GROWTH FUND
June 30, 2007

		Value
Shares		(Note 2)

COMMON STOCKS (cont.)
	Healthcare-Services (cont.)
31,400	Stryker Corp.	$1,981,026
128,320	UnitedHealth Group, Inc.	6,562,285
61,600	Varian Medical Systems, Inc.(a)	2,618,616
4,000	WellCare Health Plans, Inc.(a)	362,040
75,000	Wellpoint, Inc.(a)	5,987,250

		39,211,005

	Insurance (6.2%)
70,200	Ace Ltd.	4,388,904
23,575	Aegon NV	466,075
47,500	AFLAC, Inc.	2,441,500
4,500	Allianz AG	1,048,858
115,579	American International Group, Inc.	8,093,997
13,900	Amerisafe, Inc.(a)	272,857
80,600	Aon Corp.	3,434,366
27,390	Arch Capital Group Ltd.(a)	1,986,871
9,500	Aspen Insurance Holdings Ltd.	266,665
78,500	Assurant, Inc. (L)	4,625,220
9,484	Axa	409,959
75,900	Axis Capital Holdings Ltd.	3,085,335
13	Berkshire Hathaway, Inc., Class A(a)	1,423,175
25,800	Chubb Corp.	1,396,812
51,300	CIGNA Corp.	2,678,886
6,200	Commerce Group, Inc. (L)	215,264
4,400	Employers Holdings, Inc.	93,456
57,300	Hartford Financial Services Group, Inc.	5,644,623
112,000	Marsh & McLennan Cos., Inc.	3,458,560
16,000	Max Re Capital Ltd. (L)	452,800
49,700	Metlife, Inc.	3,204,656
6,300	Millea Holdings, Inc.	258,163
4,500	Navigators Group Inc.(a)(L)	242,550
3,100	NYMAGIC, Inc. (L)	124,620
9,100	OneBeacon Insurance Group Ltd. (L)	230,503
8,200	Platinum Underwriters Holdings Ltd. (L)	284,950
1,900	ProAssurance Corp.(a) (L)	105,773
67,000	PXRE Corp.(a) (L)	310,880
16,303	QBE Insurance Group Ltd.	431,439
70,300	Reinsurance Group of America, Inc. (L)	4,234,872
2,700	Safety Insurance Group, Inc. (L)	111,780
3,400	Sun Life Financial Services	162,279
12,540	Swiss Re	1,145,210
86,739	Travelers Companies, Inc.	4,640,537
104,200	UnumProvident Corp.	2,720,662
5,300	Yasuda F & M Insurance	64,769

		64,157,826

	Internet (1.5%)
3,800	Checkfree Corp.(a) (L)	152,760
81,900	CNET Networks, Inc.(a)	670,761
10,500	J2 Global Communications, Inc.(a) (L)	366,450
88,900	Softbank Corp.	1,915,079
560,812	Symantec Corp.(a)	11,328,403
1,826	Yahoo Japan Corp.	618,870

		15,052,323

	Lodging (0.1%)
156,000	Shangri-La Asia Ltd.	377,149
23,200	Winston Hotels, Inc. (L)	348,000

		725,149

	Machinery and Equipment (1.3%)
27,600	American Axle & Manufacturing Holdings, Inc. (L)	817,512
22,500	Atlas Copco Ab B	354,470
4,900	Deere & Co.	591,626
4,950	Graco, Inc. (L)	199,386
40,600	Lennox International, Inc. (L)	1,389,738
50,700	Manitowoc Co., Inc.	4,075,266
9,400	Schneider SA	1,321,804
2,000	SMC Corp.	265,630
28,900	Terex Corp.(a)	2,349,570
20,200	Whirlpool Corp.	2,246,240

		13,611,242

	Manufacturing (3.2%)
10,250	Applied Industrial Tech, Inc. (L)	302,375
13,100	Assa Abloy AB, Class B	289,506
4,000	Chaparral Steel Co.	287,480
42,100	Church & Dwight Co., Inc.	2,040,166
64,400	Danaher Corp.	4,862,200
8,300	Enpro Industries, Inc.(a)	355,157
3,400	FEI Co.(a)	110,364
3,100	Freightcar America, Inc. (L)	148,304
25,500	Graftech International Ltd.(a) (L)	429,420
6,000	Greif Inc., Class A (L)	357,660
31,030	Hankook Tire Co., Ltd.	557,646
107,300	Honeywell International, Inc.	6,038,844
33,400	Illinois Tool Works, Inc.	1,809,946
7,500	Kellwood Co. (L)	210,900
4,000	Kimball International, Inc., Class B	56,040
7,400	Maidenform Brands, Inc.(a) (L)	146,964
27,000	Mitsubishi Heavy Industries Ltd.	172,959
1,800	NACCO Industries, Inc. (L)	279,882
2,490	OAO TMK — GDR	90,860
72,900	Parker Hannifin Corp.	7,137,639
39,600	Precision Castparts Corp.	4,805,856
10,100	Siemens AG	1,446,423
116,900	Skyworks Solutions, Inc.(a) (L)	859,215
5,200	Sun Hydraulics Corp. (L)	256,100
8,600	Tennant Co. (L)	313,900
5,800	Tredegar Industries, Inc. (L)	123,540

		33,489,346

	Media (2.3%)
58,800	Charter Communications, Inc., Class A(a) (L)	238,140
99,000	Comcast Corp., Class A(a)	2,783,880
19,400	Entravision Communications Corp.(a)	202,342
13,100	Grupo Televisa SA — ADR	361,691
96,200	McGraw-Hill Companies, Inc.	6,549,296
10,400	Naspers Ltd.	268,597
21,000	Reed International Plc	272,358
368,600	Time Warner, Inc.	7,755,344
15,900	Trinity Mirror Plc	168,735
7,100	Vivendi SA	305,948
5,345	Washington Post Co. (The), Class B (L)	4,148,201
38,800	Yell Group Plc	359,800

		23,414,332

	Medical (3.9%)
34,800	Affymetrix, Inc.(a) (L)	866,172
13,300	Alcon, Inc.	1,794,303
221,900	Alkermes, Inc.(a)(L)	3,239,740
26,200	Allergan, Inc.	1,510,168
11,900	American Oriental Bioengineering, Inc.(a)	105,910
11,600	AmSurg Corp.(a) (L)	280,024
15,650	Applera Corp.-Celera Genomics Group(a)	194,060
46,200	Baxter International, Inc.	2,602,908
245,700	Boston Scientific Corp.(a)	3,769,038
17,700	C. R. Bard, Inc.	1,462,551
4,000	Conmed Corp.(a) (L)	117,120
35,000	Depomed, Inc.(a) (L)	166,950
15,800	Geron Corp.(a) (L)	111,232
27,300	Hoya Corp.	904,252
15,900	Invacare Corp. (L)	291,447
44,700	Johnson & Johnson, Inc.	2,754,414
49,900	Kinetic Concepts, Inc.(a) (L)	2,593,303
3,800	Medcath Corp.(a) (L)	120,840
32,900	Medco Health Solutions, Inc.(a)	2,565,871
6,150	Medical Action Industries Inc.(a)	111,069
23,300	Millipore Corp.(a)	1,749,597
1,700	Mindray Medical International Ltd — ADR (L)	51,901
53,100	Patterson Co., Inc.(a)	1,979,037
21,900	Sanofi-Synthelabo SA	1,777,386
210,400	Schering-Plough Corp.	6,404,576
15,600	Smith & Nephew Plc	193,717
See accompanying notes to financial statements.

portfolio of investments (continued )
NEW COVENANT GROWTH FUND
June 30, 2007

		Value
Shares		(Note 2)

COMMON STOCKS (cont.)
	Medical (cont.)

4,900	TomoTherapy, Inc.(a)	$107,408
70,600	Vertex Pharmaceuticals, Inc.(a) (L)	2,016,336
8,780	Zeneca Group Plc	472,571

		40,313,901

	Metals and Mining (2.5%)
10,100	Alcan, Inc.	821,130
45,000	Alcoa, Inc.	1,823,850
157,100	Barrick Gold Corp.	4,566,897
40,800	BHP Billiton PLC	1,137,699
36,500	Cameco Corp.	1,853,314
155,000	China Coal Energy Co — H(a)	232,373
166,000	China Molybdenum Co Ltd.(a)(b)	320,635
13,000	China Steel ADR(a)	310,050
15,100	Cleveland-Cliffs, Inc. (L)	1,172,817
16,480	Commercial Metals Co.	556,530
70,600	Freeport-McMoRan Copper & Gold, Inc., Class B	5,847,092
800	GMK Norilsk Nickel (L)	167,200
40,903	Harmony Gold Mining Co., Ltd.(a)	581,999
13,800	Harmony Gold Mining Co., Ltd. — ADR(a) (L)	196,926
25,700	Repsol YPF SA	1,015,131
9,600	Rio Tinto Plc	737,025
33,800	Southern Copper Corp. (L)	3,185,988
7,500	USEC, Inc.(a) (L)	164,850
8,000	Usinas Siderurgicas de Minas Gerais SA	456,727
6,133	Xstrata Plc	367,503

		25,515,736

	Oil & Gas (8.5%)
17,200	Apache Corp.	1,403,348
31,200	Cal Dive International, Inc.(a) (L)	518,856
18,400	Canadian Natural Resources Ltd.	1,224,591
119,792	ChevronTexaco Corp.	10,091,278
163,138	ConocoPhillips	12,806,333
12,000	Continental Resources, Inc.(a)	192,000
19,500	Delek US Holdings, Inc. (L)	519,675
4,900	Encana Corp.	301,879
5,350	Eni SpA	194,343
194,500	Exxon Mobil Corp.	16,314,660
5,600	FMC Technologies, Inc.(a)	443,632
10,500	Grant Prideco, Inc.(a)	565,215
3,300	Gulf Island Fabrication, Inc. (L)	114,510
201,400	Halliburton Co.	6,948,300
4,000	Idemitsu Kosan Co., Ltd.	447,036
55	Inpex Holdings, Inc.	512,229
388,500	Ioi Corporation Berhad	585,565
3,600	Kazmunaigas Exploration Production(a)	78,624
4,842	L’Air Liquide	637,126
110,200	Marathon Oil Corp.	6,607,592
8,200	Neste Oil OYJ	322,565
6,900	OAO Gazprom — ADR(L)	289,179
116,400	Occidental Petroleum Corp.	6,737,232
5,100	Oil States International, Inc.(a) (L)	210,834
3,400	OMV AG	227,227
23,200	Parker Drilling Co.(a) (L)	244,528
3,500	Patterson-UTI Energy, Inc.	91,735
5,600	Petroleo Brasileiro SA — ADR	679,112
4,000	Petroleum Development Corp.(a) (L)	189,920
14,800	Petroquest Energy, Inc.(a) (L)	215,192
15,200	Pioneer Drilling Co.(a) (L)	226,632
4,300	Range Resources Corp.	160,863
35,200	Royal Dutch Shell — ADR	2,858,240
90,636	Royal Dutch Shell, A Shares	3,695,107
9,700	RPC, Inc. (L)	165,288
10,900	Sasol Ltd.	411,437
19,000	SeaDrill Ltd.(a)	409,497
7,400	Swift Energy Co.(a) (L)	316,424
15,200	TETRA Technologies, Inc.(a)	428,640
10,400	Total SA	846,303
8,500	Trico Marine Services, Inc.(a) (L)	347,480
4,425	Tupras-Turkiye Petrol Rafinerileri A.S.	106,810
18,800	UGI Corp.	512,864
5,500	Union Drilling Inc.(a)	90,310
73,200	Valero Energy Corp.	5,406,552
3,100	World Fuel Services Corp. (L)	130,386
36,000	XTO Energy, Inc.	2,163,600

		87,990,749

	Pharmaceuticals (4.6%)
116,200	Abbott Laboratories	6,222,510
54,800	Amylin Pharmaceuticals(a) (L)	2,255,568
7,170	Astrazeneca Plc	383,848
10,900	Bare Escentuals, Inc.(a)	372,235
77,900	Barr Pharmaceuticals, Inc.(a)	3,912,917
5,200	Bradley Pharmaceuticals, Inc.(a) (L)	112,892
64,800	Cardinal Health, Inc.	4,577,472
40,340	Cephalon, Inc.(a) (L)	3,242,933
47,700	Cubist Pharmaceuticals, Inc.(a) (L)	940,167
16,150	CV Therapeutics, Inc.(a) (L)	213,341
14,900	Eli Lilly & Co.	832,612
43,860	Encysive Pharmaceuticals, Inc.(a) (L)	78,071
91,400	Forest Laboratories, Inc.(a)	4,172,410
54,800	Gilead Sciences, Inc.(a)	2,124,596
16,200	Human Genome Sciences, Inc.(a) (L)	144,504
45,700	Incyte Pharmaceutical, Inc.(a) (L)	274,200
91,200	Medarex, Inc.(a) (L)	1,303,248
10,700	Medicis Pharmaceutical Corp., Class A (L)	326,778
38,300	Merck & Co.. Inc.	1,907,340
49,600	Millennium Pharmaceuticals, Inc.(a)	524,272
13,300	Neurogen Corp.(a) (L)	88,312
28,542	Novartis AG	1,607,278
4,100	Novo Nordisk A/S,, Class B	446,510
41,580	NPS Pharmaceuticals, Inc.(a) (L)	172,141
17,500	Perrigo Co. (L)	342,650
222,715	Pfizer, Inc.	5,694,823
3,800	Pharmaceutical Product Development, Inc.	145,426
4,100	Pharmanet Development Group Inc.(a) (L)	130,708
3,300	Pharmion Corp.(a) (L)	95,535
26,660	Regeneron Pharmaceuticals, Inc.(a) (L)	477,747
25,700	Rigel Pharmaceuticals, Inc.(a) (L)	228,987
6,382	Roche Holding AG	1,132,332
13,900	Sepracor, Inc.(a)	570,178
12,300	Takeda Pharmaceutical Co,. Ltd	792,906
13,700	Teva Pharmaceutical Industries Ltd.	565,125
6,314	UCB SA	373,884
5,400	West Pharmaceutical Services, Inc.	254,610
17,080	Zymogenetics, Inc.(a) (L)	249,539

		47,290,605

	Real Estate (0.4%)
5,400	American Campus Communities, Inc. (L)	152,766
171,000	Amoy Properties Ltd.	589,497
16,460	Anthracite Capital, Inc. (L)	192,582
17,000	Deerfield Triarc Capital Corp. (L)	248,710
6,650	IndyMac Mortgage Holdings, Inc. (L)	193,980
21,200	Jer Investors Trust, Inc. (L)	318,000
46,000	Kerry Properties Ltd.	288,912
4,700	Maguire Properties, Inc. (L)	161,351
41,000	Meruelo Maddux Properties, Inc.(a) (L)	334,560
13,000	Mitsubishi Estate Co.	352,689
185	NTT Urban Development Corp.	358,074
16,600	Rait Financial Trust (L)	431,932
17,900	Resource Capital Corp. (L)	250,242
2,700	Ryland Group, Inc. (L)	100,899
10,000	Sumitomo Realty & Development Co., Ltd.	325,559

		4,299,753

	Restaurants (0.2%)
3,700	CBRLGroup, Inc. (L)	157,176
1,100	Cheesecake Factory, Inc.(a) (L)	26,972
39,600	Darden Restaurants, Inc.	1,742,004
8,500	O Charley’s, Inc. (L)	171,360
See accompanying notes to financial statements.

portfolio of investments (continued)
NEW COVENANT GROWTH FUND
June 30, 2007

		Value
Shares		(Note 2)

COMMON STOCKS (cont.)
	Restaurants (cont.)
2,400	P.F. Chang’s China Bistro, Inc.(a) (L)	$84,480
800	Panera Bread Co., Class A(a)	36,848

		2,218,840

	Retail (4.8%)
5,500	Aeropostale, Inc.(a) (L)	229,240
10,100	AnnTaylor Stores Corp.(a)	357,742
48,300	Bed Bath & Beyond, Inc.(a)	1,738,317
3,400	Big Lots, Inc.(a)	100,028
30,500	Bj’s Wholesale Club, Inc.(a)	1,098,915
39,200	Blockbuster, Inc.(a) (L)	168,952
6,100	Bon-Ton Stores, Inc. (L)	244,366
6,000	Books-A-Million, Inc. (L)	101,640
8,100	Brown Shoe Co., Inc.	196,992
4,900	Cawachi Ltd.	144,841
54,000	Chico’s FAS, Inc.(a) (L)	1,314,360
12,000	Citizen Watch	107,969
3,100	Columbia Sportswear Co. (L)	212,908
27,300	Compagnie Financiere Richemont AG	1,637,599
74,000	Dollar Tree Stores, Inc.(a)	3,222,700
5,400	DSW, Inc.(a) (L)	188,028
16,000	Esprit Holdings Ltd.	203,029
76,500	Gap, Inc.	1,461,150
372,000	GOME Electrical Appliances Holdings, Ltd.	570,067
3,000	Ingles Markets, Inc., Class A	103,350
15,400	J Crew Group, Inc.(a) (L)	832,986
81,600	Jusco Ltd.	1,513,314
69,700	Kohl’s Corp.(a)	4,950,791
90,900	Lowe’s Cos., Inc.	2,789,721
64,600	Macy’s, Inc.	2,569,788
20,500	Massmart Holdings Ltd.	251,050
7,700	New York & Co., Inc.(a)(L)	84,392
295,500	Pt Astra International Tbk	553,040
122,000	Quiksilver, Inc.(a)(L)	1,723,860
132,400	Ross Stores, Inc.	4,077,920
7,700	Select Comfort Corp.(a) (L)	124,894
2,800	Shimamura Co., Ltd.	298,413
4,300	Shoe Carnival, Inc.(a) (L)	118,207
5,800	Shoppers Drug Mart Corp.	269,085
3,300	Sotheby’s Holdings, Inc.	151,866
7,000	Submarino SA	291,818
33,000	Tesco Plc	277,052
86,800	United Rentals, Inc.(a)	2,824,472
7,300	Urban Outfitters, Inc(a)	175,419
184,000	Wal-Mart Stores, Inc.	8,852,240
55,000	Walgreen Co.	2,394,700
14,000	Weis Markets, Inc. (L)	567,140
39,600	Wet Seal, Inc., Class A(a) (L)	237,996
6,100	Whole Foods Market, Inc. (L)	233,630
2,300	Williams-Sonoma, Inc. (L)	72,634
91,410	Woolworths Holdings Ltd.	277,590

		49,916,211

	Technology (1.0%)
3,000	Black Box Corp. (L)	124,140
32,800	Brooks Automation, Inc.(a) (L)	595,320
6,600	Canon, Inc.	386,443
5,100	CommScope, Inc.(a) (L)	297,585
11,100	Cymer, Inc.(a)	446,220
46,900	Eresearch Technology, Inc.(a) (L)	446,019
129,490	Intel Corp.	3,076,683
33,400	Lionbridge Technologies, Inc.(a)	196,726
3,200	Park Electrochemical Corp. (L)	90,176
9,800	Philippine Long Distance Telephone Co.-ADR	560,560
161,800	RF Micro Devices, Inc.(a) (L)	1,009,632
25,000	United Technologies Corp.	1,773,250
19,600	Universal Display Corp.(a) (L)	307,916
57,300	Western Digital Corp.(a)	1,108,755

		10,419,425

	Telecommunications (4.6%)
43,500	America Movil, Series L — ADR	2,693,955
28,500	Arris Group, Inc.(a) (L)	501,315
362,647	AT&T, Inc.	15,049,850
59,900	CenturyTel, Inc.	2,938,095
26,100	Clearwire Corp., Class A(a) (L)	637,623
14,700	Cognet Communications Group, Inc.(a)	439,089
25,700	Consolidated Communications Holdings, Inc. (L)	580,820
9,100	Egyptian Co.	287,839
18,900	Embarq Corp.	1,197,693
15,200	Harmonic, Inc.(a)	134,824
3,000	Infinera Corp.(a) (L)	74,760
68,000	Koninklijke (Royal) KPN NV	1,131,313
12,100	KT Corp. — ADR (L)	283,866
4,300	Metropcs Communications, Inc.(a)	142,072
3,700	Mobile TeleSystems — ADR	224,109
197,000	Motorola, Inc.	3,486,900
16,300	MTN Group Ltd.	222,977
156	NTT DoCoMo, Inc.	246,356
6,700	Orascom Telecom Holding SAE — GDR	434,830
43,800	Polycom, Inc.(a)	1,471,680
483,000	PT Telekomunikasi Indonesia	526,860
45,900	Qualcomm, Inc.	1,991,601
296,200	Qwest Communications International, Inc.(a)	2,873,140
9,700	SBA Communications Corp.(a)	325,823
17,000	SES Global	367,309
140,575	Singapore Telecommunications Ltd.(b)	312,573
103	SK Telecom Co Ltd.	23,751
5,800	SK Telecom Co., Ltd.-ADR (L)	158,630
134,100	Sprint Corp.	2,777,211
13,500	Starent Networks Corp.(a)	198,450
1,773	Swisscom AG	605,928
15,900	Tele Norte Leste Participacoes SA	303,628
17,303	Telefonica De Espana	386,474
11,400	Telekom Austria AG	284,800
22,300	Telenor ASA	437,185
47,400	Telenorte Leste Particip ADR	899,178
44,000	TeliaSonera AB	324,129
75,000	Telstra Corp., Ltd.	291,992
14,200	Verizon Communications, Inc.	584,614
2,500	Vimpel-Communications — ADR	263,400
484,785	Vodafone Group Plc	1,631,898

		47,748,540

	Transportation (1.5%)
7,400	Alaska Air Group, Inc.(a) (L)	206,164
18,223	Asciano Group(a)	156,577
37,800	Expeditors International of Washington, Inc.	1,561,140
22,400	Fedex Corp.	2,485,728
42,000	Hankyu Holdings, Inc.	221,429
11,500	Horizon Lines, Inc., Class A (L)	376,740
39,500	Hub Group, Inc., Class A(a) (L)	1,388,820
2,400	Kirby Corp.(a)	92,136
5,900	Landstar System, Inc.	284,675
29,500	Rent-A-Center, Inc.(a) (L)	773,785
22,850	Ryder System, Inc.	1,229,330
11,100	Skywest, Inc. (L)	264,513
269,800	Southwest Airlines Co.	4,022,718
41,000	Tokyu Corp.	273,599
18,223	Toll Holdings Ltd.	223,968
1,700	UTI Worldwide, Inc.	45,543
9,480	Veolia Environnement	742,889
15,900	Werner Enterprises, Inc. (L)	320,385
30,000	Yamato Transport	423,469

		15,093,608

	Waste Management (0.6%)
3,700	Waste Industries USA, Inc. (L)	126,318
156,800	Waste Management, Inc.	6,123,040

		6,249,358

	Total Common Stocks	1,008,677,664

See accompanying notes to financial statements.

portfolio of investments (continued )
NEW COVENANT GROWTH FUND
June 30, 2007

Shares or		Value
Principal Amount		(Note 2)

EXCHANGE TRADED FUND (0.5%)
68,800	iShares Russell 1000 Index Fund (L)	$5,617,520

	Total Exchange Traded Funds	5,617,520

CASH EQUIVALENT (1.8%)
19,550,251	JP Morgan Cash Trade Execution	19,550,251

	Total Cash Equivalents	19,550,251

INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (12.5%)
$2,279,234	Bear Stearns ABS, 5.37%, 7/25/07(c)	2,279,234
10,000,000	Cantor Fitzgerald & Co. Repurchase Agreement, 5.42%, 07/02/07, (Purchased 06/29/07, proceeds at maturity $10,004,513, collateralized by various corporate bonds, fair value $10,500,000)	10,000,000
5,999,011	CC USA, Inc. MTN, 5.38%, 7/2/07(c)	5,999,011
6,000,000	Citigroup Global Markets, Inc., 5.45%, 7/2/07(c)	6,000,000
5,000,000	Citigroup Global Markets, Inc. Repurchase Agreement, 5.43%, 07/02/07 (Purchased on 06/29/07, proceeds at maturity $5,002,260, collateralized by various corporate bonds, fair value $5,250,000)	5,000,000
5,000,000	Citigroup, Inc. MTN, 5.41%, 7/2/07(c)	5,000,000
5,000,000	Dorada Finance, Inc. MTN, 5.37%, 7/2/07(c)	5,000,000
3,198,334	Goldman Sachs Asset Allocation ABS, 5.41%, 7/25/07(c)	3,198,334
6,000,000	Goldman Sachs Group, Inc. MTN, 5.50%, 7/2/07(c)	6,000,000
4,998,748	K2 (USA) LLC MTN, 5.38%, 7/2/07(c)	4,998,748
880,509	Lehman Brothers Mortgage Loan Term ABS, 5.36%, 7/25/07(c)	880,509
12,000,000	Lehman Brothers, Inc. Repurchase Agreement, 5.53%. 07/02/07 (Purchased on 06/29/07, proceeds at maturity $12,005,525, collateralized by various corporate bonds, fair value $12,600,000)	12,000,000
5,026,275	Lehman Brothers, Inc. Repurchase Agreement, 5.26%, 07/02/07 (Purchased on 06/29/07, proceeds at maturity $5,028,478 collateralized by various U.S. Government Agency bonds, fair value $5,277,589)	5,026,275
12,000,000	Lehman Holdings MTN, 5.50%, 7/2/07(c)	12,000,000
10,001,377	Merrill Lynch and Company MTN, 5.45%, 7/2/07(c)	10,001,377
5,000,000	Monumental Global Funding II MTN, 5.54%, 7/2/07(c)	5,000,000
4,000,000	Morgan Stanley Master Note, 5.56%, 7/2/07(c)	4,000,000
2,000,000	Natexis Banques Populaires New York Yankee CD, 5.34%, 7/2/07(c)	2,000,000
10,000,000	Nomura Securities Repurchase Agreement, 5.43%, 07/02/07 (Purchased 06/29/07, proceeds at maturity $10,004,521, collateralized by various collateralized mortgage obligations, fair value $10,500,000)	10,000,000
3,000,000	Santander US Debt SA Uni MTN, 5.42%, 9/5/07(c)	3,000,000
5,000,000	United of Omaha Life Insurance Funding Agreement, 5.40%, 7/2/07(c)	5,000,000
4,999,518	Wachovia Bank NA Bank Note, 5.370%, 7/2/07(c)	4,999,518
1,500,000	Wachovia Bank NA Bank Note, 5.515%, 7/2/07(c)	1,500,000

	Total Investments Held As Collateral For Loaned Securities	128,883,006

TOTAL INVESTMENTS — (112.5%)
(Cost $964,420,888)(e)		$1,162,728,441
Liabilities in excess of other assets — (12.5)%		(129,192,635)

NET ASSETS — 100.0%		$1,033,535,806

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 or otherwise restricted as to resale. These securities may be resold in transactions exempt from registration, normally for qualified buyers. The Advisor, using procedures approved by the Board of Trustees, has deemed these securities to be liquid.

(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2007.

(d)	Fair valued security. These securities represent less than 0.01% of net assets as of June 30, 2007.

(e)	See notes to financial statement for tax basis unrealized appreciation (depreciation) of securities.

(L)	A portion or all of the security is on loan.

ABS	Asset Backed Security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LLC	Limited Liability Company

MTN	Medium Term Note

PLC	Public Liability Company

Contract Amount		Trade	Setttlement	Value on	Value on	Unrealized
(Local Currency)	Currency	Date	Date	Trade Date	6/30/07	Gain/Loss
	Currencies Purchased
33,480	Euro	6/28/07	7/2/07	$45,026	$45,212	$186
354,145	Euro	6/29/07	7/3/07	476,163	478,289	2,126
144,808	Hong Kong Dollar	6/29/07	7/3/07	18,524	18,525	1
275,372,809	Indonesian Rupiah	6/29/07	7/3/07	30,168	30,491	323
166,364,118	Indonesian Rupiah	6/29/07	7/3/07	18,226	18,421	195
225,722,384	Indonesian Rupiah	6/29/07	7/4/07	24,873	24,993	120
91,849,726	Indonesian Rupiah	6/29/07	7/4/07	10,121	10,170	49
6,420,809	Japanese Yen	6/28/07	7/2/07	52,421	51,999	(422)
23,434,566	Japanese Yen	6/29/07	7/3/07	190,223	189,861	(362)

	Total Currencies Purchased			$865,745	$867,961	$2,216

	Currencies Sold
988,520	Japanese Yen	6/29/07	7/3/07	$8,029	$8,009	$20
64,756	Turkish Lira	6/29/07	7/2/07	49,192	49,622	(430)

	Total Currencies Sold			$57,221	$57,631	$(410)

	Net Unrealized Gain/(Loss)					$1,806

See accompanying notes to financial statements.

portfolio of investments (continued)
NEW COVENANT INCOME FUND
June 30, 2007

		Value
Principal Amount		(Note 2)

ASSET BACKED SECURITIES (1.1%)
$565,000	Lehman XS Trust, 5.760%, 11/25/35	$538,313
575,000	Lehman XS Trust, 5.110%, 7/25/35	530,399
4,860,000	Master Asset Backed Securities Trust, 5.23%, 11/25/35	4,745,464

	Total Asset Backed Securities	5,814,176

CORPORATE BONDS (15.3%)
2,000,000	Abbott Laboratories, 5.88%, 5/15/16	2,003,934
2,095,000	Alcan, Inc., 6.13%, 12/15/33	1,952,685
2,500,000	American International Group 2, 4.70%, 10/1/10(L)	2,453,482
1,200,000	Amgen, Inc., 5.850%, 6/1/17(b)	1,183,543
2,300,000	Amgen, Inc., 6.375%, 6/1/37(b)	2,257,652
3,600,000	AT&T Wireless Services Inc., 8.13%, 5/1/12	3,962,333
3,100,000	Bank of America Commercial Mortgage, 5.30%, 3/15/17	2,965,649
2,800,000	BRE Properties, Inc., 5.50%, 3/15/17	2,696,980
3,800,000	Burlington Northern Santa Fe, 6.75%, 7/15/11	3,954,854
2,800,000	Carolina Power & Light, 6.50%, 7/15/12	2,905,944
1,500,000	Caterpillar Financial Services Corp., 3.70%, 8/15/08	1,471,288
550,000	E.I. Du Pont De Nemours, 5.25%, 12/15/16	523,037
2,475,000	ERP Operating LP, 5.75%, 6/15/17	2,430,920
1,000,000	Federated Retail Holdings, 5.90%, 12/1/16	976,361
1,824,959	FedEx Corp., 6.72%, 1/15/22	1,920,815
1,950,000	Firstar Bank, 7.13%, 12/1/09	2,027,481
4,910,000	General Electric Capital Corp., 6.13%, 2/22/11	5,008,770
3,350,000	General Mills, Inc., 6.00%, 2/15/12	3,389,332
1,000,000	Goldman Sachs Group Inc., 5.30%, 2/14/12	985,151
2,000,000	Home Depot Inc, 5.88%, 12/16/36	1,787,836
1,500,000	Household Finance Corp. 2, 4.13%, 11/16/09(L)	1,457,370
1,070,000	International Paper Co., 6.50%, 11/15/07	1,072,028
1,750,000	Kinder Morgan Energy Partners, 7.40%, 3/15/31	1,850,077
2,100,000	May Department Stores Co., 7.45%, 9/15/11	2,194,983
3,000,000	Merrill Lynch & Co. 2, 4.13%, 9/10/09(L)	2,925,537
4,250,000	Metlife, Inc., 5.00%, 6/15/15	4,019,034
3,100,000	Morgan Stanley, 5.63%, 1/9/12	3,096,354
1,250,000	National City Corp., 4.500%, 3/15/10	1,223,860
1,185,000	National City Corp., 6.875%, 5/15/19	1,266,122
600,000	Nationwide Financial Services, 5.90%, 7/1/12	607,059
2,785,000	PNC Funding Corp., 6.13%, 2/15/09	2,815,382
2,100,000	Prudential Financial Inc., 6.10%, 6/15/17	2,127,613
3,925,000	Sprint Capital Corp., 6.88%, 11/15/28	3,746,224
1,300,000	Sprint Nextel Corp, 6.00%, 12/1/16	1,235,419
2,000,000	SunTrust Banks, Inc., 4.25%, 10/15/09	1,953,306
775,000	Time Warner, Inc., 6.88%, 5/1/12	809,360
3,000,000	Washington Mutual, Inc., 4.20%, 1/15/10	2,909,352

	Total Corporate Bonds	82,167,127

MORTGAGE BACKED SECURITIES (74.1%)
3,490,000	American Home Mortgage Investment Trust, 5.41%, 9/25/35	3,220,587
4,310,000	Banc of America Commercial Mortgage, Inc., 5.304%, 6/10/39	4,248,178
3,825,000	Banc of America Commercial Mortgage, Inc., 4.877%, 7/10/42	3,634,490
4,250,000	Banc of America Commercial Mortgage, Inc. 2006-3, 5.89%, 7/10/44	4,259,087
3,585,000	Bank of America Commercial Mortgage, 5.45%, 1/15/49	3,469,992
1,054,153	Banc of America Funding Corp., 5.17%, 7/20/36	1,043,705
997,764	Citigroup Mortgage Loan Trust Inc., 5.20%, 9/25/35	975,648
339,661	Commercial Mortgage Pass-Through Certificate, 2.96%, 3/10/39	333,853
720,000	CS First Boston Mortgage Capital Certificates, 5.746%, 3/25/37	714,499
1,540,000	CS First Boston Mortgage Securities Corp., 5.014%, 2/15/38	1,468,212
6,361,000	CS First Boston Mortgage Securities Corp., 2.848%, 5/15/38	6,233,998
1,365,000	CS First Boston Mortage Securities Corp., 3.94%, 5/15/38	1,248,645
3,980,000	CS First Boston Mortgage Capital Certificates, 5.467%, 9/15/39	3,864,126
4,585,000	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, 5.25%, 6/25/35	4,530,038
	Fannie Mae
2,771,352	6.230%, 1/1/08	2,765,548
2,758,496	6.360%, 8/1/08	2,765,196
890,289	6.130%, 10/1/08	892,167
1,948,855	4.955%, 11/1/08	1,937,590
1,529,344	7.010%, 11/1/08	1,545,495
3,713,114	7.410%, 4/1/10	3,887,719
2,878,733	7.259%, 12/1/10	3,019,233
7,751,507	6.200%, 1/1/11	7,867,009
2,562,734	6.480%, 1/1/11	2,620,769
1,037,388	4.920%, 4/1/11	1,027,204
4,622,172	6.100%, 4/1/11	4,749,243
923,305	6.090%, 5/1/11	937,158
1,292,080	6.305%, 5/1/11	1,317,481
2,745,000	6.280%, 8/1/11	2,835,844
2,687,917	6.144%, 10/1/11	2,746,312
2,032,221	6.010%, 11/1/11	2,065,218
5,608,334	6.113%, 2/1/12	5,740,061
1,555,297	5.780%, 7/1/12	1,568,052
907,352	4.880%, 1/1/13	886,272
1,211,536	5.770%, 6/1/13	1,236,869
4,039,222	6.277%, 8/1/16	4,189,560
2,744,920	6.000%, 12/25/16	2,765,781
1,074,881	6.500%, 8/1/17	1,097,869
2,000,000	5.520%, 9/28/17(a)	1,967,800
3,404,429	5.000%, 1/1/21	3,303,202
19,660,000	5.000%, 7/1/22(a)	19,368,167
10,925,000	5.500%, 7/1/22(a)	10,762,829
1,012,063	4.500%, 9/25/25	996,121
20,653	7.500%, 8/1/29	21,624
5,738,000	5.000%, 10/25/30	5,531,960
484,822	7.500%, 12/1/30	507,548
876,074	5.000%, 5/25/32	842,737
563,078	7.000%, 6/1/32	583,430
960,000	4.500%, 7/25/33	923,668
4,935,000	5.00%, 4/25/34, 2004-90 LH	4,671,419
5,411,157	5.50%, 4/25/34, 2004-60 PA	5,357,540
4,383,675	5.500%, 12/25/34	4,351,102
3,622,216	4.999%, 8/1/35	3,510,660
2,355,761	5.500%, 8/1/35	2,278,229
3,793,351	5.360%, 9/1/35	3,717,203
608,121	5.500%, 10/1/35	588,107
1,108,773	5.460%, 1/1/36	1,100,520
4,006,286	5.479%, 1/1/36	3,967,990
879,291	5.502%, 3/1/36	870,978
3,498,129	5.528%, 3/1/36	3,463,045
4,078,080	5.699%, 5/1/36	4,069,108
3,131,787	5.880%, 7/1/36	3,134,631
6,924,145	5.935%, 11/1/36	6,931,470
3,665,000	5.00%, 7/1/37(a)	3,434,219
3,572,094	5.900%, 7/25/42	3,567,178
	Freddie Mac
5,469,921	6.98%, 10/1/10	5,680,513
1,285,000	6.90%, 12/1/10	1,333,958
1,402,470	4.06%, 8/15/13	1,387,545
1,436,276	4.50%, 8/15/13	1,425,429
See accompanying notes to financial statements.

portfolio of investments
NEW COVENANT INCOME FUND
June 30, 2007

Principal		Value
Amount		(Note 2)

MORTGAGE BACKED SECURITIES (cont.)
$3,105,000	4.50%, 7/15/16	$3,046,414
2,774,735	6.00%, 5/15/17	2,799,224
561,272	6.50%, 9/1/19	571,639
4,150,000	5.00%, 2/15/20	4,068,377
3,892,968	5.00%, 12/1/20	3,765,757
3,651,635	5.00%, 4/1/21	3,532,311
7,060,000	4.50%, 3/15/27, 3068 AK	6,621,798
4,165,000	5.00%, 7/15/30	4,025,998
3,938,044	5.00%, 5/15/31	3,842,527
2,826,817	5.00%, 6/15/31	2,756,762
5,270,000	5.00%, 8/15/31	5,045,157
1,230,000	5.00%, 3/15/32	1,176,521
4,165,000	5.00%, 10/15/32	3,993,340
4,150,000	5.00%, 6/15/33	3,908,259
1,040,000	5.00%, 10/15/33	978,499
3,395,000	5.00%, 3/15/34	3,189,779
950,000	5.00%, 9/15/34	892,169
16,570,000	5.50%, 7/1/36(a)	15,982,279
7,545,000	5.50%, 7/1/37(a)	7,277,386
1,370,000	General Electric Capital Commercial Mortgage Corp., 4.66%, 11/10/38	1,289,282
1,230,000	GMAC Commercial Mortgage Securities Inc., 5.37%, 8/10/38	1,199,915
1,280,156	Goldman Sachs Mortgage Securities Corp., 2.90%, 1/10/40	1,274,489
4,301,408	Indymac Index Mortgage Loan Trust, 5.85%, 6/25/36	4,303,956
1,155,000	JP Morgan Chase Commercial Mortgage Securities Corp., 4.47%, 1/12/39	1,069,520
5,555,000	JP Morgan Chase Commercial Mortgage Securities Corp., 4.83%, 3/12/39	5,310,209
857,417	JP Morgan Chase Commercial Mortgage Securities Corp., 2.80%, 6/12/41	840,421
4,000,000	JP Morgan Chase Commercial Mortgage Securities Corp., 5.38% 6/12/41	3,950,993
1,120,000	JP Morgan Chase Commercial Mortgage Securities Corp., 5.43%, 12/12/43	1,084,052
1,200,000	JP Morgan Chase Commercial Mortgage Securities Corp., 5.88%, 4/15/45	1,208,008
9,130,000	JP Morgan Chase Commercial Mortgage Securities Corp., 5.42%, 1/15/49	8,819,680
3,885,000	LB-UBS Commercial Mortgage Trust, 5.00%, 9/15/35	3,737,753
4,364,000	LB-UBS Commercial Mortgage Trust, 4.79%, 10/15/29	4,123,866
2,420,000	Lehman XS Trust 2006-5 2a4a, 5.89%, 4/25/36	2,386,689
1,684,644	Master Reperforming Loan Trust 2006-2 1a1, 5.90%, 5/25/36	1,662,575
1,185,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.17%, 12/12/49	1,125,786
5,320,000	Morgan Stanley Capital 2007-Iq14 A4, 5.69%, 4/15/49	5,242,768
1,675,000	Morgan Stanley Capital I, 5.41%, 6/15/38	1,648,963
3,050,000	Morgan Stanley Mortgage Loan Trust, 5.96%, 6/25/36	3,037,497
560,000	Nomura Asset Acceptance Corp., 6.41%, 5/25/36	571,990
2,625,000	Nomura Asset Acceptance Corp., 6.43%, 8/25/36	2,632,206
948,946	Residential Funding Mortgage Securities I, 5.86%, 8/25/36	952,101
2,400,000	Time Warner Inc., 7.63%, 4/15/31	2,578,582
2,725,000	Vodafone Group PLC, 5.63%, 2/27/17	2,610,381
1,208,509	Wachovia Bank Commercial Mortgage Trust, 3.00%, 4/15/35	1,192,272
4,995,000	Wachovia Bank Commercial Mortgage Trust, 5.22%, 1/15/41(L)	4,848,818
1,120,000	Wachovia Bank Commercial Mortgage Trust, 5.23%, 7/15/41	1,094,064
4,252,038	Wachovia Mortgage Loan Trust LLC, 5.24%, 5/20/36	4,205,180
1,125,000	Washington Mutual Inc., 3.99%, 10/25/33	1,103,992
4,130,000	Washington Mutual Inc., 4.68%, 5/25/35	4,028,691
4,755,689	Washington Mutual Inc. 2005-Ar3 A1, 4.64%, 3/25/35	4,672,994
5,791,625	Washington Mutual Inc. 2007-Hy3 4a1, 5.36%, 3/25/37	5,741,458
3,840,074	Washington Mutual Inc. 2007-Hy6 1a1, 5.70%, 5/1/10	3,820,489
4,888,639	Washington Mutual Inc. 2007-Oa5 1a, 5.78%, 4/25/33	4,873,484
1,320,000	Washington Mutual Inc. 2007-Oa6 1a, 5.84%, 7/25/47	1,320,000
5,320,000	Wells Fargo Mortgage Backed Securities Trust, 5.60%, 5/25/36	5,308,372
6,491,971	Wells Fargo Mortgage Backed Securities Trust 5.60% 7/25/36	6,459,499

	Total Mortgage Backed Securities	398,163,829

U.S. TREASURY OBLIGATIONS (7.4%)
15,230,000	U.S. Treasury Bonds, 7.250%, 8/15/22(L)	18,441,398
11,910,000	U.S. Treasury Bonds, 6.000%, 2/15/26(d)(L)	13,004,243
3,115,000	U.S. Treasury Notes, 4.625%, 11/15/09(L)	3,096,992
5,200,000	U.S. Treasury Notes, 4.875%, 8/15/16(L)	5,137,844

	Total U.S. Treasury Obligations	39,680,477

CLOSED-END INVESTMENT COMPANIES (1.5%)
358,900	MFS Government Markets Income Trust(L)	2,386,685
223,100	MFS Intermediate Income Trust	1,349,755
148,700	Putnam Master Intermediate Income Trust	981,420
279,900	Putnam Premier Income Trust	1,847,340
73,600	Western Asset/Claymore US Treasury	849,344
72,500	Western Asset/Claymore US Treasury Inflation Protected Securities Fund 2(L)	824,325

	Total Closed-End Investment Companies	8,238,869

CASH EQUIVALENT (9.4%)
50,596,739	JP Morgan Cash Trade Execution(d)	50,596,739

	Total Cash Equivalent	50,596,739

INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (5.6%)
4,999,176	CC USA, Inc. MTN, 5.38%, 07/02/2007(c)	4,999,176
1,000,000	Citigroup, Inc. MTN, 5.41%, 07/02/2007	1,000,000
7,893,735	Credit Suisse First Boston LLC Repurchase Agreement, 5.42%, 07/02/07, (Purchased on 06/29/07, proceeds at maturity $7,897,297, collateralized by various corporate bonds, fair value $8,292,162)	7,893,735
698,533	CWL 2006-14 2A1 ABS, 5.37%, 07/25/2007(c)	698,533
2,000,000	Lehman Holdings MTN, 5.50%, 07/02/2007(c)	2,000,000
2,000,000	Monumental Global Funding II MTN, 5.54%, 07/02/2007(c)	2,000,000
2,000,000	Morgan Stanley Master Note, 5.56%, 07/02/2007(c)	2,000,000
256,329	Morgan Stanley Repurchase Agreement, 5.38%, 07/02/07 (Purchased on 06/29/07, proceeds at maturity $256,444, collateralized by various corporate bonds, fair value $269,145)	256,329
See accompanying notes to financial statements.

portfolio of investments (continued)
NEW COVENANT INCOME FUND
June 30, 2007

Principal	Value
Amount	(Note 2)

INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN (cont.)
$6,000,000 Natexis Banques Populaires New York Yankee CD, 5.34%, 07/02/2007(c)	$6,000,000
2,000,000 Santander US Debt SA Uni MTN, 5.42%, 09/05/2007(c)	2,000,000
1,000,000 Wachovia Bank NA Bank Note, 5.52%, 07/02/2007(c)	1,000,000

Total Investments Held As Collateral For Loaned Securities	29,847,773

TOTAL INVESTMENTS — (114.4%)
(Cost $619,594,252)(e)	$614,508,990
Liabilities in excess of other assets — (14.4)%	(77,164,067)

NET ASSETS — 100.0%	$537,344,923

(a)	Security purchased on a when-issued or delayed delivery basis.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 or otherwise restricted as to resale. These securities may be resold in transactions exempt from registration, normally for qualified buyers. The Advisor, using procedures approved by the Board of Trustees, has deemed these securities to be liquid.

(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2007.

(d)	All or a portion of this security has been segregated as collateral for securities purchased on a when-issued or delayed delivery basis.

(e)	See notes to financial statement for tax basis unrealized appreciation (depreciation) of securities.

(L)	A portion or all of the security is on loan.

ABS	Asset Backed Security

LLC	Limited Liability Company

MTN	Medium Term Note

PLC	Public Liability Company
See accompanying notes to financial statements.

portfolio of investments (continued)
NEW COVENANT BALANCED GROWTH FUND
June 30, 2007

Value
Shares	(Note 2)

INVESTMENT COMPANIES (98.4%):
5,721,291 New Covenant Growth Fund(b)	$222,558,202
5,107,767 New Covenant Income Fund(b)	125,293,537

Total Investment Companies	347,851,739

Principal Amount
CASH EQUIVALENTS (1.4%):
$4,913,597 JP Morgan Cash Trade Execution	4,913,597

Total Cash Equivalents	4,913,597

TOTAL INVESTMENTS — (99.8%)
(Cost $286,756,013)(a)	$352,765,336
Other Assets in Excess of Liabilities — (0.2)%	578,596

NET ASSETS — 100.0%	$353,343,932

(a)	See notes to financial statement for tax basis unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.
NEW COVENANT BALANCED INCOME FUND
June 30, 2007

Shares	Value (Note 2)

INVESTMENT COMPANIES (98.4%):
1,212,992 New Covenant Growth Fund(b)	$47,185,378
2,965,666 New Covenant Income Fund(b)	72,747,791

Total Investment Companies	119,933,169

Principal Amount
CASH EQUIVALENTS (1.5%):
$1,795,624 JP Morgan Cash Trade Execution	1,795,624

Total Cash Equivalents	1,795,624

TOTAL INVESTMENTS — (99.9%)
(Cost $105,299,995)(a)	$121,728,793
Other Assets in Excess of Liabilities — (0.1)%	126,419

NET ASSETS — 100.0%	$121,855,212

(a)	See notes to financial statement for tax basis unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.
See accompanying notes to financial statements.

statements of assets and liabilities
NEW COVENANT FUNDS
June 30, 2007

			Balanced	Balanced
	Growth Fund	Income Fund	Growth Fund	Income Fund

ASSETS:
Investments, at value (Cost $964,420,888, $619,594,252, $4,913,597 and $1,795,624, respectively)(a)	$1,162,728,441	$614,508,990	$4,913,597	$1,795,624
Investment in affiliates (Cost $–, $–, $281,842,416 and $103,504,371, respectively)	—	—	347,851,739	119,933,169
Foreign currency, at value (Cost $66,179, $0, $0 and $0, respectively)	66,179	—	—	—
Interest and dividends receivable	1,021,837	4,517,588	21,388	7,433
Receivable for capital shares issued	78,412	534,920	258,720	157,500
Receivable for investments sold	3,073,987	20,188,867	376,976	—
Receivable for forward foreign currency contracts	3,022	—	—	—
Receivable from Advisor	—	—	73,603	24,987
Reclaims receivable	42,273	—	—	—
Prepaid expenses	25,163	22,172	18,551	13,986

Total Assets	1,167,039,314	639,772,537	353,514,574	121,932,699

LIABILITIES:
Payable for investments purchased	3,060,090	71,899,876	—	—
Payable for capital shares redeemed	93,194	264,612	10,000	19,600
Payable for forward foreign currency contracts	1,214	—	—	—
Payable for return of collateral received on securities loaned	128,883,006	29,847,773	—	—
Cash overdraft	389,058	—	—	—
Accrued expenses and other payables:
Investment advisory	714,655	236,598	—	—
Administration	6,543	3,860	2,409	850
Shareholder service	152,453	78,032	75,510	24,595
Transfer agent	13,099	13,241	28,924	15,022
Accounting	25,434	13,956	7,970	2,662
Chief Compliance Officer	11,131	5,539	3,901	1,204
Other	153,631	64,127	41,928	13,554

Total Liabilities	133,503,508	102,427,614	170,642	77,487

NET ASSETS	$1,033,535,806	$537,344,923	$353,343,932	$121,855,212

NET ASSETS consist of:
Capital	816,993,245	550,713,453	311,713,634	110,705,631
Undistributed (distributions in excess of) net investment income	(1,039,525)	—	3,618	—
Accumulated net realized gain (loss) from investment transactions	19,271,309	(8,283,268)	(24,382,643)	(5,279,217)
Net unrealized appreciation (depreciation) on investments	198,310,777	(5,085,262)	66,009,323	16,428,798

Net Assets	$1,033,535,806	$537,344,923	$353,343,932	$121,855,212

Shares Outstanding	26,569,343	21,916,078	3,888,779	5,973,123
Net asset value, offering price and redemption price per share	$38.90	$24.52	$90.86	$20.40

(a)	Includes value of securities on loan of $125,882,405, $43,943,321, $0 and $0, respectively.
See accompanying notes to financial statements.

statements of operations
NEW COVENANT FUNDS
For the year ended June 30, 2007

			Balanced	Balanced
INVESTMENT INCOME:	Growth Fund	Income Fund	Growth Fund	Income Fund
Interest	$544,893	$28,045,407	$254,830	$91,189
Dividend	16,672,086	528,018	—	—
Dividend income from affiliates	—	—	7,191,340	3,699,908
Foreign tax withholding	(286,224)	—	—	—
Income from securities lending	500,361	75,373	—	—

Total Investment Income	17,431,116	28,648,798	7,446,170	3,791,097

EXPENSES:
Investment advisory	9,561,556	4,037,755	—	—
Administration	167,551	94,087	58,172	21,451
Shareholder servicing	1,756,405	853,046	811,403	300,060
Accounting	296,743	171,593	88,129	33,709
Transfer agent	62,595	61,551	147,832	77,648
Custodian	148,139	15,035	324	92
Chief Compliance Officer	13,687	9,165	4,755	1,715
Other	318,396	185,389	125,098	57,438

Total expenses before contractual fee reductions	12,325,072	5,427,621	1,235,713	492,113
Expenses contractually reduced by Advisor	(1,740,400)	(868,393)	(809,569)	(300,396)
Expenses contractually reduced by Administrator	(104,513)	(59,272)	(36,343)	(13,546)
Expenses paid indirectly	(80,287)	—	—	—

Total Expenses	10,399,872	4,499,956	389,801	178,171

NET INVESTMENT INCOME	7,031,244	24,148,842	7,056,369	3,612,926

REALIZED AND UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gains (losses) from investment transactions	76,737,135	(1,186,020)	743,569 †	705,478 †
Net realized gains (losses) from foreign currency transactions	(19,724)	—	—	—
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	89,808,372	6,308,382	36,095,796	8,136,242

Net realized/ unrealized gains from investments and foreign currency transactions	166,525,783	5,122,362	36,839,365	8,841,720

Change in net assets resulting from operations	$173,557,027	$29,271,204	$43,895,734	$12,454,646

†	Represents realized gains (losses) from investment transactions with affiliates.
See accompanying notes to financial statements.

statements of changes in net assets
NEW COVENANT FUNDS

	Growth Fund		Income Fund
	For the year	For the year	For the year	For the year
	ended June	ended June	ended June	ended June
	30, 2007	30, 2006	30, 2007	30, 2006
OPERATIONS:
Net investment income	$7,031,244	$5,279,004	$24,148,842	$21,712,238
Net realized gains (losses) from investment and foreign currency transactions	76,717,411	79,446,959	(1,186,020)	(5,468,313)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currency	89,808,372	2,215,704	6,308,382	(21,045,802)

Change in net assets resulting from operations	173,557,027	86,941,667	29,271,204	(4,801,877)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,673,788)	(5,561,246)	(24,215,086)	(22,526,735)
From net realized gains on investments	—	—	—	(236,126)
Tax return of capital	—	—	(94,148)	(7,219)

Change in net assets from distributions to shareholders	(7,673,788)	(5,561,246)	(24,309,234)	(22,770,080)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	54,842,359	46,592,143	59,306,070	77,699,741
Dividends reinvested	388,217	398,185	1,720,299	1,894,158
Cost of shares redeemed	(93,587,641)	(100,943,787)	(55,001,994)	(52,871,436)

Change in net assets from capital transactions	(38,357,065)	(53,953,459)	6,024,375	26,722,463

Change in net assets	127,526,174	27,426,962	10,986,345	(849,494)

NET ASSETS:
Beginning of year	906,009,632	878,582,670	526,358,578	527,208,072

End of year	$1,033,535,806	$906,009,632	$537,344,923	$526,358,578

SHARE TRANSACTIONS:
Issued	1,510,806	1,430,614	2,380,735	3,095,727
Reinvested	16,552	12,377	68,972	76,612
Redeemed	(2,617,340)	(3,151,687)	(2,209,197)	(2,124,522)

Net increase (decrease)	(1,089,982)	(1,708,696)	240,510	1,047,817

Undistributed (distributions in excess of) net investment income	$(1,039,525)	$(430,316)	$—	$—

See accompanying notes to financial statements.

statements of changes in net assets
NEW COVENANT FUNDS

	Balanced Growth Fund		Balanced Income Fund
	For the year	For the year	For the year	For the year
	ended June	ended June	ended June	ended June
	30, 2007	30, 2006	30, 2007	30, 2006
OPERATIONS:
Net investment income	$7,056,369	$5,745,091	$3,612,926	$3,392,679
Net realized gains (losses) from investment transactions	743,569 †	(326,125) †	705,478 †	(139,528) †
Net change in unrealized appreciation/(depreciation) on investments	36,095,796	12,330,244	8,136,242	744,992

Change in net assets resulting from operations	43,895,734	17,749,210	12,454,646	3,998,143

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,052,751)	(5,762,319)	(3,613,264)	(3,400,312)
Tax return of capital	—	(617)	(3,119)	—

Change in net assets from distributions to shareholders	(7,052,751)	(5,762,936)	(3,616,383)	(3,400,312)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	28,542,412	33,824,396	5,503,331	13,534,324
Dividends reinvested	5,379,927	4,321,801	2,225,098	2,072,777
Cost of shares redeemed	(29,498,444)	(43,579,142)	(17,223,826)	(18,501,980)

Change in net assets from capital transactions	4,423,895	(5,432,945)	(9,495,397)	(2,894,879)

Change in net assets	41,266,878	6,553,329	(657,134)	(2,297,048)

NET ASSETS:
Beginning of year	312,077,054	305,523,725	122,512,346	124,809,394

End of year	$353,343,932	$312,077,054	$121,855,212	$122,512,346

SHARE TRANSACTIONS:
Issued	327,193	414,257	274,677	702,194
Reinvested	61,468	53,383	111,204	108,749
Redeemed	(338,514)	(535,931)	(865,752)	(960,940)

Net increase (decrease)	50,147	(68,291)	(479,871)	(149,997)

Undistributed (distributions in excess of) net investment income	$3,618	$—	$—	$338

†	Represents realized gains (losses) from investment transactions with affiliates.
See accompanying notes to financial statements.

financial highlights
NEW COVENANT FUNDS
For a Share outstanding throughout each period.

	Growth Fund
	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$32.76	$29.92	$28.07	$23.51	$24.13

INVESTMENT ACTIVITIES:
Net investment income	0.26	0.18	0.21	0.07	0.10
Net realized and unrealized gains (losses) on investments and foreign currency transactions	6.17	2.86	1.85	4.58	(0.63)

Total from Investment Activities	6.43	3.04	2.06	4.65	(0.53)

DIVIDENDS:
Net investment income	(0.29)	(0.20)	(0.21)	(0.09)	(0.09)

Total Dividends	(0.29)	(0.20)	(0.21)	(0.09)	(0.09)

Change in net asset value per share	6.14	2.84	1.85	4.56	(0.62)

Net Asset Value, End of Year	$38.90	$32.76	$29.92	$28.07	$23.51

Total Return	19.68%	10.17%	7.38%	19.81%	(2.17)%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of year (in 000’s)	$1,033,536	$906,010	$878,583	$834,575	$708,885
Ratio of expenses to average net assets	1.08%	1.07%	1.11%	1.13%	1.13%
Ratio of net investment income to average net assets	0.73%	0.58%	0.75%	0.32%	0.47%
Ratio of expenses to average net assets (a)	1.28%	1.28%	1.36%	1.39%	1.13%
Portfolio turnover rate	65%	51%	76%	94%	63%

(a)	Ratios excluding waivers and expenses paid indirectly.
See accompanying notes to financial statements.

financial highlights
NEW COVENANT FUNDS
For a Share outstanding throughout each period.

	Income Fund
	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$24.28	$25.56	$25.17	$26.62	$25.54

INVESTMENT ACTIVITIES:
Net investment income	1.12	1.00	0.94	0.96	1.00
Net realized and unrealized gains (losses) on investments	0.25	(1.23)	0.55	(0.96)	1.42

Total from Investment Activities	1.37	(0.23)	1.49	—	2.42

DIVIDENDS:
Net investment income	(1.13)	(1.04)	(1.04)	(0.90)	(1.06)
Net realized gains	—	(0.01)	(0.06)	(0.44)	(0.28)
Tax return of capital	— *	— *	—	(0.11)	—

Total Dividends	(1.13)	(1.05)	(1.10)	(1.45)	(1.34)

Change in net asset value per share	0.24	(1.28)	0.39	(1.45)	1.08

Net Asset Value, End of Year	$24.52	$24.28	$25.56	$25.17	$26.62

Total Return	5.65%	(0.90)%	6.02%	0.00%	9.63%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of year (in 000’s)	$537,345	$526,359	$527,208	$524,025	$525,734
Ratio of expenses to average net assets	0.84%	0.84%	0.86%	0.86%	0.85%
Ratio of net investment income to average net assets	4.49%	4.04%	3.68%	3.70%	3.79%
Ratio of expenses to average net assets (a)	1.01%	1.01%	1.08%	1.11%	0.85%
Portfolio turnover rate	258%	263%	206%	242%	226%

*	Less than $0.005.

(a)	Ratios excluding waivers and expenses paid indirectly.
See accompanying notes to financial statements.

financial highlights
NEW COVENANT FUNDS
For a Share outstanding throughout each period.

	Balanced Growth Fund
	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$81.30	$78.20	$74.65	$67.88	$67.25

INVESTMENT ACTIVITIES:
Net investment income (a)	1.83	1.52	1.41	1.34	1.27
Net realized and unrealized gains (losses) on investments (a)	9.56	3.10	3.54	6.73	0.71

Total from Investment Activities	11.39	4.62	4.95	8.07	1.98

DIVIDENDS:
Net investment income	(1.83)	(1.52)	(1.40)	(1.23)	(1.27)
Net realized gains	—	—	—	—	(0.08)
Tax return of capital	—	— *	—	(0.07)	—

Total Dividends	(1.83)	(1.52)	(1.40)	(1.30)	(1.35)

Change in net asset value per share	9.56	3.10	3.55	6.77	0.63

Net Asset Value, End of Year	$90.86	$81.30	$78.20	$74.65	$67.88

Total Return	14.11%	5.93%	6.68%	11.95%	3.10%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of year (in 000’s)	$353,344	$312,077	$305,524	$302,446	$272,467
Ratio of expenses to average net assets	0.12%	0.12%	0.14%	0.15%	0.14%
Ratio of net investment income to average net assets	2.11%	1.85%	1.83%	1.52%	1.96%
Ratio of expenses to average net assets (b)	0.37%	0.38%	0.22%	0.15%	0.14%
Portfolio turnover rate	7%	10%	5%	12%	15%

*	Less than $0.005.

(a)	Includes income or gains (losses) from affiliates.

(b)	Ratios excluding waivers and expenses paid indirectly.
See accompanying notes to financial statements.

financial highlights
NEW COVENANT FUNDS
For a Share outstanding throughout each period.

	Balanced Income Fund
	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$18.99	$18.90	$18.24	$17.52	$17.10

INVESTMENT ACTIVITIES:
Net investment income (a)	0.59	0.52	0.48	0.53	0.52
Net realized and unrealized gains (losses) on investments (a)	1.41	0.09	0.66	0.70	0.47

Total from Investment Activities	2.00	0.61	1.14	1.23	0.99

DIVIDENDS:
Net investment income	(0.59)	(0.52)	(0.48)	(0.48)	(0.52)
Net realized gains	—	—	—	—	(0.05)
Tax return of capital	— *	—	—	(0.03)	—

Total Dividends	(0.59)	(0.52)	(0.48)	(0.51)	(0.57)

Change in net asset value per share	1.41	0.09	0.66	0.72	0.42

Net Asset Value, End of Year	$20.40	$18.99	$18.90	$18.24	$17.52

Total Return	10.65%	3.26%	6.32%	7.07%	6.00%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of year (in 000’s)	$121,855	$122,512	$124,809	$124,915	$122,576
Ratio of expenses to average net assets	0.15%	0.15%	0.17%	0.18%	0.16%
Ratio of net investment income to average net assets	2.95%	2.71%	2.58%	2.34%	3.08%
Ratio of expenses to average net assets (b)	0.40%	0.41%	0.25%	0.18%	0.16%
Portfolio turnover rate	7%	13%	6%	12%	18%

*	Less than $0.005.

(a)	Includes income or gains (losses) from affiliates.

(b)	Ratios excluding waivers and expenses paid indirectly.
See accompanying notes to financial statements.

notes to financial statements
NEW COVENANT FUNDS
June 30, 2007
1. Organization
New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware business trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. The Funds’ investment advisor is the NCF Investment Department of New Covenant Trust Company, N.A., a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation (the “Advisor”).
The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation. Dividend income, if any, will be incidental.

Income Fund	High level of current income with preservation of capital.

Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.

Balanced Income Fund	Current income and long-term growth of capital.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Funds expect the risk of loss to be remote.
2. Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with GAAP.
Portfolio Valuation: Fund investments are recorded at market value. Portfolio securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price as of the close of trading. Equity securities traded on NASDAQ use the official closing price. Equity securities which are traded in the over-the-counter market only, but which are not included on NASDAQ, are valued at the mean between the last preceding bid and ask prices. Debt securities with a remaining maturity of sixty days or more are valued using a pricing service when such prices are believed to reflect fair market value. Debt securities with a remaining maturity of less than sixty days are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value. All other assets and securities with no readily determinable market values are valued using procedures adopted by the Board of Trustees. Factors used in determining fair value include but are not limited to: type of security or asset, fundamental analytical data relating to the investment in the security, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security.
Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange (“NYSE”). Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not be reflected in the security’s market value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Board of Trustees. All securities and other assets of a Fund initially expressed in foreign currencies will be converted to U.S. dollar values at the foreign exchange rate every business day, generally at 4:00pm EST.
Securities Transactions and Investment Income: During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Securities sold are determined on a specific identification basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount for both financial reporting and tax purposes. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

notes to financial statements
NEW COVENANT FUNDS
June 30, 2007
Options: The Income Fund may purchase or write options which are traded over-the-counter to hedge fluctuation risks in the prices of certain securities. When the Fund writes a call or put option, an amount equal to the premium received is reflected as a liability. The liability is subsequently “marked-to-market” to reflect the current market value of the option written. The premium paid by the Fund for the purchase of a call or put option is recorded as an investment and subsequently “marked-to-market” to reflect the current market value of the option purchased. The Fund is subject to the risk of an imperfect correlation between movement in the price of the option and the price of the underlying security. Risks may also arise due to illiquid secondary markets for the options. There were no options outstanding at June 30, 2007.
Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuation and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.
The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. federal income tax purposes.
Forward Foreign Currency Contracts: The Growth Fund may enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward foreign currency contracts are extinguished.
Loans of Portfolio Securities: The Growth Fund and Income Fund may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan”). Security loans made pursuant to the Lending Agreement are required at the time of the loan to be secured by collateral valued at at least 102% of the market value of the securities loaned. However, due to market fluctuations, the value of the securities on loan may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received is invested by JPMorgan pursuant to the terms of the Lending Agreement. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. To the extent a loan is secured by non-cash collateral, the borrower is required to pay a loan premium. Non-cash collateral received cannot be sold or repledged. Net income earned on the investment of cash collateral and loan premiums received on non-cash collateral are allocated between JPMorgan and the Funds in accordance with the Lending Agreement. Income allocated to the Funds is included in investment income in the respective Statements of Operations.
At June 30, 2007, the cash collateral received by the Growth Fund and the Income Fund was invested in repurchase agreements and other short-term securities. Information on the investment of cash collateral is shown in the Portfolio of Investments. The Growth Fund and the Income Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities lent while simultaneously seeking to earn income on the investment cash collateral. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. However, loans will be made only to borrowers deemed by the Advisor to be creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.
The value of the loaned securities and related collateral at June 30, 2007, was as follows:

	Value of	Value of	Value of
Fund	Securities Loaned	Cash Collateral	Non-Cash Collateral

Growth Fund	$125,882,405	$128,883,006	$—
Income Fund	43,943,321	29,847,773	14,800,967

notes to financial statements
NEW COVENANT FUNDS
June 30, 2007
Repurchase Agreements: The Funds may enter into repurchase agreements, which are secured by obligations of the U.S. government, with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102% collateralized and marked-to-market daily. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays.
Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions: The Growth Fund and the Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Debt securities are often issued on that basis. No income will accrue on securities purchased on a when-issued or delayed-delivery basis until the securities are delivered. Securities purchased or sold on a when-issued, delayed-delivery or forward-commitment basis involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or forward-commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the portfolio manager deems it appropriate to do so.
The Funds may dispose of or renegotiate a when-issued or forward commitment. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Income Fund’s average dollar-weighted maturity, the maturity of when-issued or forward-commitment securities will be calculated from the commitment date.
When the Funds purchase securities on a when-issued, delayed-delivery or forward-commitment basis, the Funds will maintain cash, U.S. government securities or other liquid portfolio securities having a value (determined daily) at least equal to the amount of the Funds’ purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward commitments and delayed-delivery transactions.
As of June 30, 2007, the Funds had outstanding when-issued or delayed-delivery purchase commitments with corresponding assets segregated, as follows:

Fund	Amount

Income Fund	$58,792,680

Dividends and Distributions to Shareholders: Dividends from net investment income of all Funds are declared and paid at least annually. For all Funds, all net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually. Interest and dividend payments will normally be distributed as income dividends on a quarterly basis for each of the Funds.
Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by a Fund, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Fund.
These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent that distributions exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.
Federal Income Taxes: It is each Fund’s intention to continue to qualify annually as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for federal income tax has been made.
Recently Issued Accounting Pronouncements:
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

notes to financial statements
NEW COVENANT FUNDS
June 30, 2007
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.
Allocation of Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or some other reasonable method.
Expenses Paid Indirectly: The Growth Fund directs certain portfolio trades to brokers who rebate a portion of their commissions in cash to the Fund. The recaptured commissions are used to pay expenses of the Fund, including, but not limited to, administration fees, custody fees, audit fees and printing fees, as directed by the Trust. Under this arrangement. the Growth Fund had expenses reduced by $80,287 or 0.83% as a percentage of the average daily net assets of the Fund on an annualized basis for the year ended June 30. 2007.
3. Investment Advisory and Other Agreements
The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with the NCF Investment Department of New Covenant Trust Company, N.A. Under the Agreement, the Advisor is responsible for managing the Funds’ investments as well as furnishing the Funds with certain administrative services. The Growth Fund pays the Advisor a monthly fee at the annual rate of 0.99% of the Growth Fund’s average daily net assets and the Income Fund pays the Advisor a monthly fee at the annual rate of 0.75% of the Income Fund’s average daily net assets. The Advisor does not receive advisory fees for the Balanced Growth Fund and Balanced Income Fund (the ”Balanced Funds”). The Advisor has entered into Sub-Advisory Agreements with Sub-Advisors to assist in the selection and management of the Growth Fund’s and Income Fund’s investment securities. It is the responsibility of the Sub-Advisors, under the direction of the Advisor, to make day-to-day investment decisions for these Funds. The Advisor, not the Funds, pays each Sub-Advisor a quarterly fee for their services. The Advisor pays the Sub-Advisor’s fee directly from its own advisory fees. The sub-advisory fees are based on the assets of a Fund for which the Sub-Advisor is responsible for making investment decisions.
The following are the Sub-Advisors for the Growth Fund: Capital Guardian Trust Company, Mazama Capital Management Inc., Santa Barbara Asset Management Inc., Sound Shore Management Inc., and Wellington Management Company, LLP.
Tattersall Advisory Group is the Sub-Advisor for the Income Fund.
The Trust employs a Chief Compliance Officer (“CCO”) who receives a portion of his compensation from the Trust as approved by the Board of Trustees, as well as reimbursement of out-of-pocket expenses. The CCO is also an employee of the Advisor.
The Trust is a party to Shareholder Services Agreements pursuant to which each Fund is authorized to make payments to certain entities which may include investment advisors, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Under the terms of the Shareholder Services Agreement, each Fund is authorized to pay monthly an Authorized Service Provider (which may include affiliates of the Funds) a shareholder services fee at the rate of 0.25% on an annual basis of the average daily net assets of the shares of the Fund attributable to or held in the name of the Authorized Service Provider for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship. In connection with the Shareholder Services Agreement, the Advisor has agreed to waive the amount of the investment advisory fees payable to it by the Fund to the extent of the amount paid in fees by the Fund to any Authorized Service Provider under the Shareholder Services Agreement.
The Trust has entered into servicing agreements with BISYS Fund Services Ohio, Inc. (“BISYS Ohio”), an indirect, wholly-owned subsidiary of The BISYS Group, Inc. (“BISYS”). Under the servicing agreements, BISYS Ohio provides transfer agency, administrative and fund accounting services to the Funds. Under the terms of the Transfer Agency Agreement, BISYS Ohio is entitled to receive account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services. Under the terms of a fund accounting agreement, BISYS Ohio is entitled to a fee computed at an annual rate of 0.03% of the Trust’s average daily net assets for the first $500,000,000, 0.0225% for $500,000,001 to $5,000,000,000, and 0.01% over $5,000,000,000. Under the Administration Agreement, effective April 1, 2007, BISYS is entitled to a fee computed at an annual rate of 0.01% of the Trust’s average daily net assets. Prior to April 1, 2007, the fee was computed at an annual rate of 0.02% of the Trust’s average daily net assets, with an annual waiver of $280,000.

notes to financial statements
NEW COVENANT FUNDS
June 30, 2007
The Trust issues shares of the Funds pursuant to a Distribution Agreement with New Covenant Funds Distributor, Inc. (the “Distributor”), a wholly-owned subsidiary of New Covenant Trust Company, N.A., a subsidiary of the Presbyterian Church (U.S.A.) Foundation, under which the Distributor serves as the principal distributor of the Funds’ shares. The Funds do not pay the Distributor in its capacity as principal distributor.
The Trust has a Custodian Agreement with JPMorgan.
No officer, Trustee or employee of the Trust, BISYS, or any affiliate thereof, except the CCO, receives any compensation from the Funds for serving as a Trustee or officer of the Trust. The Funds reimburse expenses incurred by the Trustees and Officers in attending Board and Committee meetings.
A summary of each Balanced Fund’s investment in the Growth Fund and Income Fund for the year ended June 30, 2007, is as follows:

	Share Activity
	Balance			Balance	Realized		Value
	June 30, 2006	Purchases	Sales	June 30, 2007	Gain/( Loss)	Income	June 30, 2007

New Covenant Balanced Growth Fund
New Covenant Growth Fund	5,880,734	314,685	474,128	5,721,291	$967,850	$1,654,231	$222,558,202
New Covenant Income Fund	4,732,994	624,850	250,077	5,107,767	(224,281)	5,537,109	125,293,537

New Covenant Balanced Income Fund
New Covenant Growth Fund	1,392,107	50,785	229,900	1,212,992	1,056,358	364,551	47,185,378
New Covenant Income Fund	3,100,800	259,561	394,695	2,965,666	(350,880)	3,335,357	72,747,791

4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended June 30, 2007, were as follows:

	Purchases	Sales
	(excluding U.S.	(excluding U.S.	Purchases of	Sales of
Fund	Government)	Government)	U.S. Government	U.S. Government

Growth Fund	$618,332,669	$654,165,912	$—	$—
Income Fund	201,801,116	137,971,184	1,164,668,328	1,209,088,559
Balanced Growth Fund	27,004,296	23,561,851	—	—
Balanced Income Fund	8,331,225	18,132,625	—	—

5. Risk Factors
The performance of a Fund’s investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and currency exchange rates. These risks are present because of uncertainty in future exchange rates back into U.S. dollars and possible political instability, which could affect foreign financial markets and local economies. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.
The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days and securities that are not registered under the Securities Act of 1933, as amended, but that may be purchased by institutional buyers pursuant to Rule 144A are subject to this 15% limit (unless such securities are variable-amount master-demand notes with maturities of nine months or less or unless the Board determines that a liquid trading market exists). The Funds may purchase securities which are not registered under the Securities Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as “illiquid securities”; however, any such security will not be considered illiquid so long as it is determined by the Advisor, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.
The Income Fund may invest a limited amount of assets in debt securities which are rated below investment grade (hereinafter referred to as “lower-rated securities”) or which are unrated but deemed equivalent to those rated below investment grade by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risks. The yields on lower-rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. Lower-rated securities are subject to adverse changes in general economic conditions and to changes in the financial condition of notes to financial statements
NEW COVENANT FUNDS
June 30, 2007
their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.
The Balanced Funds invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management expenses and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. Total fees and expenses to be borne by shareholders in either Balanced Fund will depend on the portion of the Funds’ assets invested in the Growth Fund and in the Income Fund. A change in the asset allocation of either Balanced Fund could increase or decrease the fees and expenses actually borne by shareholders in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to-reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed-income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.
6. Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006, was as follows:

	Distributions Paid From
	Ordinary		Net Long Term		Total Taxable		Return of		Total Distributions
	Income		Capital Gains		Distributions		Capital		Paid*
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Growth Fund	$7,673,788	$5,561,246	$—	$—	$7,673,788	$5,561,246	$—	$—	$7,673,788	$5,561,246
Income Fund	24,215,086	22,762,861	—	—	24,215,086	22,762,861	94,148	7,219	24,309,234	22,770,080
Balanced Growth Fund	7,052,751	5,762,319	—	—	7,052,751	5,762,319	—	617	7,052,751	5,762,936
Balanced Income Fund	3,613,264	3,400,312	—	—	3,613,264	3,400,312	3,119	—	3,616,383	3,400,312

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.
7. Federal Income Taxes
As of June 30, 2007, the Funds had available for federal tax purposes unused capital loss carryforwards expiring as follows:

	2012	2013	2014	2015	Total
Income Fund	—	—	1,591,357	5,673,243	7,264,600
Balanced Growth Fund	768,453	6,966,124	2,286,304	—	10,020,881
Balanced Income Fund	2,289,626	792,155	—	—	3,081,781

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended June 30, 2007, the Funds deferred to July 1, 2007, post-October capital losses of:

Post-October Losses
Growth Fund	$12,957
Income Fund	68,865

notes to financial statements
NEW COVENANT FUNDS
June 30, 2007
As of June 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

							Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Dividends	Capital and	Appreciation/	Earnings/
	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

Growth Fund	$201,221	$24,498,866	$24,700,087	$—	$(12,957)	$191,855,432	$216,542,562
Income Fund	—	—	—	—	(7,333,465)	(6,035,065)	(13,368,530)
Balanced Growth Fund	3,618	—	3,618	—	(10,020,881)	51,647,561	41,630,298
Balanced Income Fund	—	—	—	—	(3,081,781)	14,231,362	11,149,581

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, passive foreign investment companies (“PFICs”) and the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.
At June 30, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Growth Fund	$970,874,685	$208,094,745	$(16,240,989)	$191,853,756
Income Fund	620,544,055	2,496,131	(8,531,196)	(6,035,065)
Balanced Growth Fund	301,117,775	54,250,206	(2,602,645)	51,647,561
Balanced Income Fund	107,497,431	15,713,666	(1,482,304)	14,231,362

8. Other Federal Income Tax Information (unaudited)
For the year ended June 30, 2007, dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with the 2007 Form 1099-DIV.
For the year ended June 30, 2007, the following Funds paid qualified dividend income of:

Qualified Dividend Income
Growth Fund	$10,089,318
Balanced Growth Fund	1,650,515
Balanced Income Fund	364,413
The Funds designate the following percentage of distributions eligible for the dividends received deduction for corporations:

Amount
Growth Fund	100%
Balanced Growth Fund	23%
Balanced Income Fund	10%
9. Subsequent Event
On May 2, 2007, The BISYS Group, Inc., the parent of BISYS Fund Services Ohio, Inc., announced that it had entered into a definitive agreement to be acquired by Citigroup, Inc. The transaction closed effective August 1, 2007, at which time the name of the Administrator changed to Citi Fund Services Ohio, Inc.

report of independent registered public accounting firm
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
New Covenant Funds:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the New Covenant Funds (comprised of New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balance Growth Fund, and New Covenant Balanced Income Fund) (collectively the “Funds”) as of June 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the New Covenant Funds at June 30, 2007, the results of their operations, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Columbus, Ohio
August 29, 2007

supplemental data (unaudited)
NEW COVENANT FUNDS
June 30, 2007
Proxy Voting Policy and Proxy Voting Record
A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 800-858-6127 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how each Fund voted proxies related to securities held during the most recent 12 month period ended June 30 is (i) available without charge, upon request, by calling 800-858-6127; (ii) on the Funds’ website at http://www.newcovenantfunds.com and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Holdings
Portfolio holdings statements for the Funds for the quarters ended March 31 and September 30 are available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.
Additional Fund Information — Hypothetical Cost of Investing
As a shareholder of the New Covenant Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the New Covenant Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	1/1/07	6/30/07	1/1/07 - 6/30/07	1/1/07 - 6/30/07

Growth Fund	$1,000.00	$1,077.60	$5.56	1.08%
Income Fund	1,000.00	1,010.10	4.19	0.84%
Balanced Growth Fund	1,000.00	1,051.50	0.56	0.11%
Balanced Income Fund	1,000.00	1,035.00	0.76	0.15%

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each of the New Covenant Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	1/1/07	6/30/07	1/1/07 - 6/30/07	1/1/07 - 6/30/07

Growth Fund	$1,000.00	$1,019.44	$5.41	1.08%
Income Fund	1,000.00	1,020.63	4.21	0.84%
Balanced Growth Fund	1,000.00	1,024.25	0.55	0.11%
Balanced Income Fund	1,000.00	1,024.05	0.75	0.15%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

supplemental data (unaudited)
NEW COVENANT FUNDS
June 30, 2007
Approval of the Continuation of the Investment Advisory and Sub-Advisory Agreements
The Investment Advisory Agreement and Sub-Advisory Agreements (collectively, the “Agreements”) were most recently re-approved by the Board of Trustees of the New Covenant Funds (the “Trust”) on May 21, 2007. Relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is reasonably necessary to allow the Board to properly consider the continuation of the Agreements, and it is the duty of the Advisor and the Sub-Advisors to furnish the Trustees with such information as is responsive to their request. Accordingly, in determining whether to renew the Agreements, the Board of Trustees requested, and the Advisor and the Sub-Advisors provided, information and data relevant to the Board’s consideration. This included materials regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of their deliberations, the Trustees also considered and relied upon the information about the Funds, the Advisor and the Sub-Advisors that had been provided to them throughout the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. The Independent Trustees discussed the materials prior to the May 21, 2007 Board meeting as well as in executive session during the meeting.
Among the factors the Board considered was the overall performance of each Fund and each Sub-Advisor relative to the performance of similar mutual funds in each Fund’s peer group and relative to applicable benchmark indexes on a long-term basis and, particularly for the two newest Sub-Advisors, Mazama Capital Management, Inc. and Santa Barbara Asset Management, Inc., over shorter time periods. The Board took note of the fact that the performance results achieved for the Funds were favorable on both a short-term and on a long-term basis and that the Advisor produced these results in a manner consistent with the stated investment objective and policies of each of the Funds. The Board looked at the contribution made by each Sub-Advisor to the short-term and, if relevant, long-term performance. The Board also took note of the long-term relationship between the Advisor and the Funds and the efforts that had been undertaken by the Advisor to foster the growth and development of the Funds since their inception. The Board considered the Advisor’s formation in 2005 of a Social Witness Committee of its board to raise the visibility and importance of the social responsibility aspect of investing the Funds’ portfolios, and the Advisor’s participation on the Mission Responsibility Through Investment Committee of the Presbyterian Church (U.S.A.) Foundation. The Board considered a recent report of an independent consultant retained by the Advisor that evaluated the performance of the Funds, their fees and their socially-responsible positioning. In addition, the Board compared the expenses of each of the Funds to the expenses of their peers, based on data compiled by an independent source. The Board noted the range of investment advisory and administrative services provided by the Advisor to the Funds and the nature, extent and quality of these services. The Board also reviewed financial information concerning the Advisor relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor as demonstrated by the financial information provided. In addition, the Board discussed with the Advisor economies of scale that could be realized by the Funds and the impact of potential economies of scale on the fees assessed on the Growth and Income Funds. The Trustees considered information regarding the Advisor’s services in connection with negotiating new contracts with the Funds’ administrator, transfer agent and fund accounting service provider during the year; the Advisor’s purchase of the Funds’ distributor and the costs assumed by the Advisor’s affiliates in that regard; the services performed by the Trust’s Chief Compliance Officer (who is an employee of the Advisor), particularly in his oversight of the Sub-Advisors; the services provided by the Advisor in managing the Funds’ proxy voting; and other additional services provided by the Advisor to the Funds, and concluded that the shareholders benefit from these additional services under the Investment Advisory Agreement.
In connection with their review of the Sub-Advisory Agreements, the Trustees considered, in addition to the performance information discussed above, the Sub-Advisors’ adherence to the Funds’ investment objectives and policies, the Trust’s Chief Compliance Officer’s favorable compliance report on each Sub-Advisor and the fees charged by the Sub-Advisors to other clients as compared to the fees they receive from the Advisor. While the Board considered financial information regarding each Sub-Advisor, it did not consider information as to the profitability of each Sub-Advisory Agreement to the applicable Sub-Advisor, since the fees payable to the Sub-Advisors had been negotiated at arm’s length and were paid by the Advisor. The Trustees noted that Capital Guardian Trust Company had agreed to reduce its sub-advisory fee, effective July 1, 2007. The Trustees noted that the Sub-Advisors participated in a commission recapture program administered by the Advisor, which reduced the Funds’ expenses. The Board considered that Capital Guardian Trust Company and Santa Barbara Asset Management, Inc. do not pay for any soft dollar services through trades for the Growth Fund, and that the soft-dollar commissions for trades by Mazama Capital Management, Inc., Sound Shore Management Inc. and Wellington Management Company LLC were a small portion of their trades for the Growth Fund.
In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling; rather, the Trustees took note of a combination of factors that influenced their decision-making process. The Board did, however, identify the performance of the Funds, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds as being important elements of their consideration. The Board took particular note of the performance of each Fund compared to that of similar socially responsible (“SRI”) funds in the Morningstar database as compiled by the Advisor’s independent consultant, noting that the Growth Fund significantly out-performed the median of its SRI peers (before fees) for the 1, 2, 3 and 5 year periods ended December 31, 2006; the Income Fund performed near the median of its SRI peers (before fees) for each such period; the Balanced Growth Fund out-performed its SRI peers (before fees) for each such period; and the Balanced Income Fund under-performed the median of the same SRI balanced fund peer group (before fees) for each such period, but the Board noted that the Balanced Income Fund had a more conservative allocation to equity than its SRI balanced fund peer group. The Board also took particular note of the unique duties that the Advisor undertakes in order to assure that the Funds are invested in a manner that is consistent with the social-witness principles of the Presbyterian Church (U.S.A.). The Board further considered the fact that the Advisor had undertaken during the year to waive its investment advisory fees to the extent of the amount of shareholder services fees paid by the Funds during the year in order to limit the overall operating expenses of the Funds.
Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Advisory Agreement and the Sub-Advisory Agreements are fair and reasonable in light of the services provided and the Board therefore voted to renew the Agreements for an additional one-year period. During this process the Independent Trustees were counseled by their own independent legal counsel (as such term is defined in the rules under the 1940 Act).

trustees and officer
NEW COVENANT FUNDS
June 30, 2007
Trustees and Officers of the New Covenant Funds

				Number of
				Portfolios in	Other
	Position(s)	Length		Fund Complex	Trusteeships/
	Held With	of Time	Principal Occupation(s)	Overseen by	Directorships
Name and Age	Trust	Served	During Past 5 Years	Trustee	Held by Trustee
INDEPENDENT TRUSTEES

F. Kenneth Bateman c/o 200 E. Twelfth St. Jeffersonville, IN 47130	Trustee	Since inception	Attorney, Gerber & Bateman, P.A. (1999 to present); Attorney, Potter, Mills & Bateman, P.A. (1997 to 1999)	4	None
Age: 67

Gail C. Duree c/o 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 61	Trustee	Since inception	Independent Financial Consultant, Montview Boulevard Presbyterian Church Treasurer (1994 to present); Women’s Foundation of Colorado (1995 to present); Alpha Gamma Delta Foundation Board (2005)	4	None

Cynthia S. Gooch c/o 200 E. Twelfth St. Jeffersonville, IN 47130	Trustee	Since inception	Retired from Edward Jones; Trustee, Presbyterian Church (U.S.A.) Foundation (1997 to 2002)	4	None
Age: 75

Donald B. Register c/o 200 E. Twelfth St. Jeffersonville, IN 47130	Trustee	Since inception	Retired; From 1988 to May 2005, Pastor, Sixth-Grace Presbyterian Church, Chicago, IL	4	None
Age: 70

Alison John c/o 200 E. Twelfth St. Jeffersonville, IN 47130	Trustee	February 2007	Pastor, First Presbyterian Church in Brookline, MA (1999-present)	4	None
Age: 51

William C. Lauderbach c/o 200 E. Twelfth St. Jeffersonville, IN 47130	Trustee	August 2005	Executive Vice President and Senior Investment Officer, Chemical Bank, Midland, Michigan (1985 to present)	4	None
Age: 64

INTERESTED TRUSTEES

Robert E. Leech 200 E. Twelfth St. Jeffersonville, IN 47130	President and Trustee	May 2005	President and Chief Executive Officer of the Presbyterian Church (U.S.A.) Foundation (2000 to present)	4	None
Age: 62

Samuel W. McNairy c/o 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 65	Trustee	August 2005	Retired; From 1964 to 2001, Deloitte & Touche LLP (retired as Partner, 2001); Trustee, Presbyterian Church (U.S.A.) Foundation (January 2005 to present)	4	None

trustees and officers (continued)
NEW COVENANT FUNDS
June 30, 2007
Trustees and Officers of the New Covenant Funds (continued)

Number of
				Portfolios in	Other
	Position(s)	Length		Fund Complex	Trusteeships/
	Held With	of Time	Principal Occupation(s)	Overseen by	Directorships
Name and Age	Trust	Served	During Past 5 Years	Trustee	Held by Trustee
EXECUTIVE OFFICERS

George W. Rue III 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 43	Vice President	August 2005	Senior Vice President and Vice President, Presbyterian Church (U.S.A.) Foundation and New Covenant Trust Company, N.A. (2004 to present); Relationship Manager/Product Manager, INVESCO-National Asset Management (2001-2004); Relationship Manager, National Asset Management (2000-2001); Vice President, Portfolio Manager, National City Bank of Kentucky (1995-2000)	N/A	N/A

Anita J. Clemons 200 E. Twelfth St. Jeffersonville, IN 47130	Vice President	August 2003	Vice President and Investment Officer, New Covenant Trust Company (2000 to present)	N/A	N/A
Age: 53

Harry Harper 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 63	Chief Compliance Officer	August 2004	Chief Compliance Officer, New Covenant Trust Company (2002-present); Chief Compliance Officer, Allegheny Financial Group (2000-2002)	N/A	N/A

Martin R. Dean 3435 Stelzer Rd., Suite 1000	Treasurer	November 2005	Vice President, Fund Administration, Citi Fund Services (1994 to present)	N/A	N/A
Columbus, OH 43219
Age: 43

Peter Kronberg 3435 Stelzer Rd., Suite 1000 Columbus, OH 43219 Age: 51	Secretary	February 2007	Counsel, Citi Fund Services (January 2007-present); Director and Counsel, Investors Bank & Trust (June 2005-December 2006); Prior to 2005 contract attorney to various firms in the financial services industry and law firms providing services to the financial services sector.	N/A	N/A

This page intentionally left blank.

This report is authorized for distribution only if preceded or accompanied by a current prospectus. Shares of New Covenant Funds are distributed by New Covenant Funds Distributor, Inc., 200 East Twelfth Street, Jeffersonville, IN 47130
200 E.Twelfth Street
Jeffersonville, IN 47130

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is William Lauderbach, who is “independent” for purposes of this Item 3 of Form N-CSR
Item 4. Principal Accountant Fees and Services.
     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2007 2006	$75,600 $72,200
     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2007 2006	$0 $0
     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2007 2006	$18,600 $17,500
     Fees for both 2007 and 2006 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.
     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2007 2006	$0 $0
     (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
According to the registrant’s Audit Committee Charter, its duties and responsibilities include the following:
•	Review the fees charged by auditors for audit and non-audit services.

•	Pre-approve all auditing services and permissible non-auditing services to be provided to the registrant by the Independent Registered Public Accounting Firm and pre-approve the Independent Registered Public Accounting Firm’s engagement for non-audit services to the investment manager and its control affiliates where such services relate directly to the operations and financial reporting of the registrant.

•	Review, maintain, and monitor any pre-approval policies and procedures with respect to audit and non-audit services in accordance with Rule 2-01(c)(7)(i)(B) of Regulation S-X and Rule 2-01(C)(7)(ii) of regulation S-X.
          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
None of the services summarized in (b) – (d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
Not applicable.
     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2007 2006	$26,150 $29,094
     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)
The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)            New Covenant Funds

By (Signature and Title)*	/s/ Martin R. Dean

Martin R. Dean, Treasurer
Date   9-2-07
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert E. Leech

Robert E. Leech, President
Date   9/5/07

By (Signature and Title)*	/s/ Martin R. Dean

Martin R. Dean, Treasurer
Date   9-2-07

*	Print the name and title of each signing officer under his or her signature.